UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARBUTUS BIOPHARMA CORPORATION (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
April 4, 2025
Dear Shareholder:
You are cordially invited to attend Arbutus Biopharma Corporation’s 2025 Annual General Meeting of Shareholders to be held on Wednesday, May 21, 2025 (the “Annual Meeting”). The Annual Meeting will begin at 10:00 a.m. (Eastern Daylight Time) and will be held solely by means of live audio webcast online at http://www.virtualshareholdermeeting.com/ABUS2025. The enclosed Notice and Management Proxy Circular and Proxy Statement describe the matters to be presented at the Annual Meeting.
Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.
We look forward to seeing you at the Annual Meeting.

Sincerely,

Lindsay Androski, JD, MBA, CFA
Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY VIA THE INTERNET ON MAY 21, 2025:

The Company is making this Proxy Statement/Circular, a form of proxy card, and our Annual Report for the year ended December 31, 2024 available electronically via the Internet at www.ProxyVote.com and our website, www.arbutusbio.com. On or about April 4, 2025, we will mail to our Shareholders a Notice of Internet Availability and Proxy Materials (the “Notice”), which will contain instructions on (i) how to access this Proxy Statement/Circular and our Annual Report and (ii) how to vote. Shareholders who receive the Notice will not receive a printed copy of the proxy materials in the mail, although the Notice will contain instructions on how you can request a printed copy of the proxy materials if so desired. Whether or not you expect to attend the virtual Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the virtual Annual Meeting, you may revoke your previously submitted proxy and vote virtually during the Annual Meeting.

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
NOTICE OF 2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 21, 2025
Dear Shareholders of Arbutus Biopharma Corporation:
NOTICE IS HEREBY GIVEN that the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) of Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”, the “Company”, “we”, “us”, and “our”), will be held on Wednesday, May 21, 2025 at 10:00 a.m. (Eastern Daylight Time) solely by means of live audio webcast online at www.virtualshareholdermeeting.com/ABUS2025, for the following purposes:
1.
ELECTION OF DIRECTORS. To elect the five (5) director nominees of Arbutus named in the accompanying Management Proxy Circular and Proxy Statement each to serve until the 2026 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed;

2.
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the accompanying Management Proxy Circular and Proxy Statement (commonly referred to as a “Say on Pay” vote);

3.
APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To approve the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	ANY OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting, or at any adjournments or postponements thereof.
The foregoing matters are more fully described in the accompanying Management Proxy Circular and Proxy Statement. We recommend that our shareholders vote “FOR ALL” for Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.
Although not part of the Management Proxy Circular and Proxy Statement accompanying this Notice, we are also making available our 2024 Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), which includes our audited annual financial statements prepared in accordance with United States generally accepted accounting principles for the fiscal year ended December 31, 2024 (the “Annual Financial Statements”) and the Report of Independent Registered Public Accounting Firm thereon (the “Auditor’s Report”). The Management Proxy Circular and Proxy Statement, the proxy card and the Annual Report are first being made available online to shareholders beginning on or about April 4, 2025. Copies of the Annual Financial Statements together with the Auditor’s Report will be deemed to be placed before the Annual Meeting. Shareholders may access the Annual Financial Statements in advance of the Annual Meeting online on our website, www.arbutusbio.com, the SEC’s website at www.sec.gov and under our profile at www.sedarplus.ca., and may request to receive a printed set of the Annual Financial Statements pursuant to the instructions set out in the Notice.
Our Board of Directors (the “Board”) has fixed the close of business on Monday, March 24, 2025 as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the Annual Meeting.
Because the Annual Meeting will be held solely by remote communication, with no physical location, you should submit a proxy or participate via live audio webcast online. You can access the virtual Annual Meeting at the Annual Meeting time at www.virtualshareholdermeeting.com/ABUS2025. By hosting the Annual Meeting online, we are able to communicate more effectively with our shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for both us and our shareholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. You will be able to attend, vote and submit questions from any location via the Internet.

Your vote is important. Even if you plan to attend the virtual Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the “Questions and Answers About the Proxy Materials and Voting” section of the accompanying Management Proxy Circular and Proxy Statement and the Notice.

BY ORDER OF THE BOARD OF DIRECTORS

Lindsay Androski, JD, MBA, CFA Chairperson of the Board of Directors
April 4, 2025

ARBUTUS BIOPHARMA CORPORATION
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
(267) 469-0914
MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT

2025 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 21, 2025
This Management Proxy Circular and Proxy Statement (the “Proxy Statement/Circular”) is furnished in connection with the solicitation of proxies by the management of Arbutus Biopharma Corporation, a British Columbia corporation, for use at the 2025 Annual General Meeting of Shareholders, or at any adjournments or postponements thereof (the “Annual Meeting”), to be held on Wednesday, May 21, 2025 at the time and place and for the purposes set forth in the “Notice of Internet Availability of Proxy Materials” (the “Notice”) and this Proxy Statement/Circular.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), our Board has elected to furnish our Proxy Statement/Circular and Annual Report to Shareholders by providing access to those documents via the Internet instead of mailing printed copies. As a result, we will begin mailing the Notice to our Shareholders on or about April 4, 2025, which will contain instructions on how Shareholders can access our proxy materials over the Internet and cast their vote via the Internet, by telephone or by mail. You received the Notice if you owned our common shares at the close of business on March 24, 2025 (the “Record Date”), and that entitles you to vote at the Annual Meeting. The Notice will also contain instructions on how Shareholders can receive a printed copy of the proxy materials at no charge.
In this Proxy Statement/Circular, references to “the Company,” “Arbutus,” “we,” and “our” refer to Arbutus Biopharma Corporation and its consolidated subsidiary, unless the context indicates otherwise. “Common Shares” means our common shares without par value, and “Preferred Shares” means our preferred shares without par value. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement/Circular are as of December 31, 2024. These proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the SEC’s rules when we solicit your proxy.
Whether or not you plan to attend the virtual Annual Meeting, we urge you to promptly submit your proxy card or voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present at the Annual Meeting. If you vote your proxy or voting instructions, you may nevertheless attend the Annual Meeting and vote your Common Shares at the Annual Meeting if you wish. Please note, however, that if your Common Shares are held of record by your broker, bank or other nominee and you wish to vote at the Annual Meeting, you must follow the instructions provided to you by that organization. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement/Circular.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2025. Our Proxy Statement/Circular, Annual Report on Form 10-K for the year ended December 31, 2024, and proxy card are available at www.ProxyVote.com, our website, www.arbutusbio.com, the SEC’s website at www.sec.gov, and under our profile at www.sedarplus.ca.

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What is the purpose of this Proxy Statement/Circular and the 2024 Annual Report to Shareholders?
Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held solely by means of live audio webcast online at www.virtualshareholdermeeting.com/ABUS2025, on Wednesday, May 21, 2025, at 10:00 a.m. (Eastern Daylight Time). This Proxy Statement/Circular contains important information about the matters to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our 2024 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), contains information about our business, our audited financial statements and other important information that we are required to disclose under the SEC’s rules.
As many of our Shareholders may be unable to virtually attend the Annual Meeting, proxies are solicited to give each Shareholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement/Circular to the Annual Meeting include any adjournments or postponements of the Annual Meeting.
How can I access the proxy materials for the Annual Meeting?
Shareholders may access the proxy materials, which include the Notice, the Proxy Statement/Circular (including a form of proxy card) and our Annual Report, on our website, www.arbutusbio.com, the SEC’s website at www.sec.gov and under our profile at www.sedarplus.ca. Alternatively, Shareholders may request to receive a printed set of the proxy materials. Instructions on how to request a printed copy may be found in the Notice. In addition, Shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage Shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting.
Who is entitled to vote at the Annual Meeting, and how many votes do I have?
Only holders of Common Shares as of the close of business on the Record Date are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement/Circular and the proxy card.
At the close of business on the Record Date, 191,480,188 of our Common Shares were issued and outstanding. Each Shareholder entitled to vote at the Annual Meeting may cast one vote for each Common Share held on all matters to come before the Annual Meeting. Cumulative voting for directors is not permitted.
How can I vote?
The answer depends on whether you are a Shareholder of record or a beneficial owner.
If you are a Shareholder of record, which means that you owned your Common Shares directly (that is, you held shares that show your name as the registered shareholder) on the Record Date, your proxy is being solicited directly by the Board, and you may vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting virtually.
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To vote over the Internet, go to www.ProxyVote.com and follow the online voting instructions and refer to your control number provided on the Notice. Or, using a smartphone or tablet, scan the QR Code on the Notice to vote on www.ProxyVote.com. Internet voting is available 24 hours a day.

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To vote at the Annual Meeting, please go to www.virtualshareholdermeeting.com/ABUS2025 and enter your control number (which is located on the Notice). If you use your control number to log in to the Annual Meeting, any vote you cast at the Annual Meeting will revoke any proxy you previously submitted. If you do not wish to revoke or change a previously submitted proxy, you should not vote during the Annual Meeting.

•
To vote by Mail, you must request a paper copy of the proxy materials (which will be provided free of charge and include a proxy card); please promptly complete, sign and return your proxy card in the return envelope enclosed with the proxy materials to ensure that it is received prior to the closing of the polls at the Annual Meeting.

•	To vote by Telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your control number provided on your Notice.

Internet and telephone votes must be submitted no later than 11:59 pm Eastern Daylight Time on May 20, 2025. The Chair of the Annual Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be submitted seven calendar days after the date on which it was mailed to you.
If you are a beneficial owner, which means that you owned your Common Shares indirectly (that is, you held your shares in “street name” in a brokerage account or by another nominee holder) on the Record Date, a Notice or voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your Common Shares. If you received a voting instruction card, you can vote by completing and returning the voting instruction card. You may also be able to vote by proxy over the Internet, by telephone, by mail (if you properly request a paper copy of these proxy materials) or at the Annual Meeting, depending upon the voting instruction card.
If you wish to vote at the Annual Meeting, go to www.virtualshareholdermeeting.com/ABUS2025 and enter your control number that was included in the Notice or voting instruction card. Once properly admitted to the Annual Meeting, you will be able to vote your shares by following the instructions that will be available on the Annual Meeting website. If you did not receive a control number with the Notice or voting instruction card, you may not vote your shares at the Annual Meeting unless you obtain a valid “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Please contact your bank, broker or other nominee at least five days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.
Why is the Annual Meeting online, and will I have the same participation rights as I would have at an in-person annual meeting?
By hosting the Annual Meeting online, we are able to communicate more effectively with our Shareholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our Shareholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you plan to attend the Annual Meeting virtually, you will need your control number included on the Notice.
In addition to voting online during the Annual Meeting or changing a vote you may have submitted previously by following the methods described herein, Shareholders who attend the Annual Meeting and log in using their control number will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website at www.virtualshareholdermeeting.com/ABUS2025. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or company business or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints will be answered by our Investor Relations department as soon as practicable after the Annual Meeting.
Guests, including Shareholders who do not log in using their unique control number, may listen to the live audio webcast of the virtual Annual Meeting. Guests are not able to vote or ask questions at the Annual Meeting. In order to attend the Annual Meeting as a guest, log in online at www.virtualshareholdermeeting.com/ABUS2025, select “guest,” and then complete the online registration form.
The Annual Meeting will begin promptly at 10:00 a.m. (Eastern Daylight Time). Log-in will begin at 9:45 a.m. (Eastern Daylight Time), and you should allow ample time for the log-in procedures. It is important that you remain connected to the Internet for the duration of the Annual Meeting to vote when balloting commences. It is your responsibility to ensure that you remain connected.
What should I do if I need technical support during the Annual Meeting?
The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in, and can hear the streaming audio prior to the start of the Annual Meeting.
If you experience any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call the toll-free number that will be available on our Annual Meeting website for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Annual Meeting through its conclusion. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Can I change my vote or revoke my proxy?
Yes, you may revoke your proxy at any time before the Annual Meeting. If you are a Shareholder of record, you may revoke your proxy by (1) submitting a new vote on the Internet or by telephone or by submitting another properly completed proxy card with a later date than your original card, but no later than 11:59 pm Eastern Daylight Time on May 20, 2025 or (2) attending and voting at the Annual Meeting (note that simply attending the Annual Meeting will not, by itself, revoke your proxy). We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, via the Internet, over the telephone or at the Annual Meeting. If you are a beneficial owner and wish to change your vote, you must follow the procedures required by your broker, bank, or other nominee.
What is a “broker non-vote”?
If you are a beneficial owner of Common Shares, you must provide your broker, bank, or other nominee with instructions for how to vote your shares for Proposal Nos. 1, 2 and 3 for your Common Shares to be counted. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your Common Shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote.”
Brokers, banks, or other nominees will have this discretionary authority with respect to “routine” matters; however, they will not have this discretionary authority with respect to “non-routine” matters. Proposal Nos. 1 and 2 are considered “non-routine” matters, while Proposal No. 3 to approve the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is considered a “routine” matter. Therefore, if you are a beneficial owner of Common Shares and do not provide voting instructions, your shares will not be voted on Proposal Nos. 1 and 2 and a broker non-vote will occur on these matters. In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted as having been voted in respect of any such matter. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. Because Proposal No. 3 is a “routine” matter, your broker, bank, or other nominee will be permitted to exercise its discretion on this proposal, which means there will be no broker non-votes on this matter.
How many shares must be present or represented to conduct business at the Annual Meeting?
To transact business at the Annual Meeting, a quorum of Common Shares must be present either in person (including via remote communication) or by proxy. Under our Articles, as amended, a quorum for the transaction of business at the Annual Meeting is at least two people who are, or who represent by proxy, one or more Shareholders who, in the aggregate, hold at least 33 1/3% of the issued Common Shares entitled to be voted at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.
What am I being asked to vote on, and what vote is required to approve each proposal?
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Proposal No. 1: To elect five (5) director nominees named in this Proxy Statement/Circular, each to serve until the 2026 Annual General Meeting of Shareholders or until his or her qualified successor has been duly elected or appointed (“Proposal No. 1”). Votes may be cast: FOR ALL nominees, WITHHOLD ALL with respect to all nominees, or FOR ALL EXCEPT with respect to one or more nominees. Under the British Columbia Business Corporations Act (the “BCBCA”), a nominee will be elected if such nominee receives a “FOR” vote by a majority of the votes cast. Under the BCBCA, a “WITHHOLD” vote is not deemed to be a vote cast. Broker non-votes and abstentions will have no effect on the outcome of this Proposal No. 1.

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Proposal No. 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Proposal No. 2”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 2 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 2. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will have no effect on the outcome of this proposal. Although this is an advisory vote, our Board will consider the results of the advisory vote when considering future decisions related to such proposal.
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Proposal No. 3: To approve the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 3”). Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” are counted. As such, abstentions are not treated as votes cast and are not counted in the determination of the outcome of this Proposal No. 3. Abstentions will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes will not occur in connection with this proposal because your broker, bank or other nominee has discretionary voting authority to vote shares on the approval of independent registered public accounting firms under stock exchange rules without specific instructions from the beneficial owners.

Our Board recommends that each Shareholder votes “FOR ALL” for Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.
See the “Proposals” section of this Proxy Statement/Circular for information on these proposals. We will also consider any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof. We are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Lindsay Androski, or failing her, Tuan Nguyen, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof. Your proxy holder will have the authority to appoint a substitute to act as proxy. If, for any reason, any of the director nominees are not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by our Board.
How will proxies be exercised?
The Common Shares represented by proxy will be voted or withheld from voting in accordance with your instructions. With respect to any amendments or variations in any of the Proposals, or any other matters which may properly come before the Annual Meeting, the Common Shares will be voted by a proxyholder in his sole discretion.
Where you submit a properly executed proxy card but do not specify a vote on a proposal shown in the Proxy Statement/Circular, a nominee of management acting as proxyholder will vote the Common Shares as if you had specified a vote “FOR ALL” with respect to Proposal No. 1 and “FOR” with respect to each of Proposal Nos. 2 and 3.
What does it mean if I receive more than one Notice or proxy card?
This means that you own Common Shares that are registered under more than one account. For example, you may own some Common Shares directly as a Shareholder of record and other Common Shares as a beneficial owner through a broker, bank, or other nominee, or you may own Common Shares through more than one such organizations. You should provide voting instructions for all accounts referenced to vote all the Common Shares you own.
How will proxies be solicited and who will pay the cost of the proxy solicitation?
The solicitation of proxies will be primarily by mail, but our directors, officers, and regular employees may also solicit proxies personally or by telephone. We will not pay our directors, officers, or employees any additional compensation for these services. We will bear all costs of the solicitation, including all printing, handling, and mailing of the Annual Meeting materials. We have arranged for your broker, bank, or other nominee to forward the Annual Meeting materials to beneficial owner of our Common Shares held of record by those organizations and we may reimburse them for their reasonable fees and disbursements in that regard.
Who will count the votes, and is my vote confidential?
Votes will be counted by the scrutineer appointed for the Annual Meeting. Proxy instructions, ballots, and voting tabulations that identify individual Shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our organization or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR at www.sedarplus.ca, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Annual Meeting.
How can I make a Shareholder proposal for the 2026 Annual General Meeting of Shareholders?
If you want to propose a matter for consideration at our 2026 Annual General Meeting of Shareholders, then that proposal must be received at our registered office at 25th Floor, Toronto Dominion Bank Tower, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3 (with a copy to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States) and in compliance with the requirements set forth below.
For a Shareholder proposal to be eligible under the BCBCA, the proposal must be received at our registered office no later than February 21, 2026. In addition, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Common Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered Shareholder or beneficial owner entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.
For a Shareholder proposal to be eligible under Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), such Shareholder must submit the proposal, along with proof of ownership of our Common Shares, no later than December 5, 2025. This date will change if the date of the 2026 Annual General Meeting of Shareholders is more than 30 calendar days earlier or later than May 21, 2026.
A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a general meeting made pursuant to the BCBCA or a Shareholder proposal made pursuant to the BCBCA provisions described above, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to our Secretary at 701 Veterans Circle, Warminster, Pennsylvania 18974, United States, not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice may be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles, is in addition to any other requirements under applicable laws, is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are filed as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2024, which can be found under our profile at www.sedarplus.ca or www.sec.gov.
In addition to satisfying the foregoing advance notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.
It is recommended that Shareholders submitting proposals utilize certified mail with return receipt requested to provide proof of timely receipt. The Chair of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Articles and conditions established by the SEC.

Whom should I contact if I have questions concerning the Proxy Statement/Circular or voting?
If you have questions concerning the information contained in this Proxy Statement/Circular, you may contact us by letter, phone or through our website as follows:
Arbutus Biopharma Corporation
Attn: Gloria Pichii
701 Veterans Circle
Warminster, Pennsylvania 18974, United States
Phone: 267.469.0914
Website: http://www.arbutusbio.com/

PROPOSALS
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Our Board currently consists of five (5) directors. The term of office of each of the current directors will end immediately before the election of directors at the Annual Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders and, if no director is then elected, until a qualified successor is duly elected or appointed.
Upon the recommendation of our Corporate Governance and Nominating Committee, our Board has nominated the following individuals to serve until the 2026 Annual General Meeting of Shareholders and until their respective successors are duly elected and qualified: Lindsay Androski, Robert Alan Beardsley, Joseph Bishop, Matthew Gline and Anuj Hasija.
Shareholders may also nominate individuals for election to our Board in accordance with our Articles and the BCBCA, as more fully described below under “Corporate Governance — Director Nominations.”
We are not aware that any of our nominees will be unable or unwilling to serve as one of our directors; however, should we become aware of such an occurrence before the election of directors takes place at the Annual Meeting, if the persons named in the accompanying proxy are appointed as proxyholders, it is intended that the discretionary power granted under such proxy will be used by the proxyholders to vote in their discretion for a substitute nominee or nominees.
Biographical information and the attributes, skills and experience of each nominee that led our Corporate Governance and Nominating Committee and Board to determine that such nominee should serve as a director are discussed in the “Executive Officer and Directors” section of this Proxy Statement/Circular.
Vote Required and Recommendation of our Board
A nominee will be elected if such nominee receives a “FOR” vote by a majority of the votes cast. A “WITHHOLD” vote is not deemed to be a vote cast pursuant to the BCBCA.
Unless directed otherwise by a Shareholder, or such authority is withheld, the individuals named in the accompanying proxy intend to vote the Common Shares for which either of them is appointed proxyholder “FOR” each director nominee whose name is set forth herein.
Our Board recommends that our Shareholders vote FOR ALL of the director nominees.

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting an advisory vote on the compensation paid to our named executive officers, all of whom have departed the Company. This proposal, commonly known as “say-on-pay,” gives our Shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or us. Nevertheless, our Compensation Committee will consider the outcome of the vote when considering executive compensation decisions for our executive officers going forward. As a result of our last “say-on-frequency” vote, which occurred at the 2021 Annual General and Special Meeting, we will hold this advisory “say-on-pay” vote annually.
Our executive compensation program is designed to attract and motivate our executive officers. This vote on the compensation of our named executive officers, all of whom have departed the Company, is required by SEC rules and will be used to inform future compensation decisions for our executive officers.
We encourage our Shareholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement/Circular, which describe the 2024 compensation of our named executive officers, all of whom have departed the Company.
We are asking our Shareholders to approve, on an advisory basis, the compensation of our named executive officers, all of whom have departed the Company, as disclosed in this Proxy Statement/Circular pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.
Vote Required and Recommendation of our Board
The approval of this Proposal No. 2 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” will be counted. Because this is an advisory vote, there is no minimum approval necessary; however, our Board will consider the results of this advisory vote when considering future decisions related to such proposal.
Our Board recommends that our Shareholders vote FOR Proposal No. 2 to approve the compensation of the Company’s named executive officers.

PROPOSAL NO. 3 – APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has reappointed, subject to Shareholder approval, EY to serve as our independent registered public accounting firm and to audit our financial statements for the fiscal year ending December 31, 2025. Management requests that our Shareholders approve the appointment of EY. If the appointment of EY is not approved by the Shareholders, EY shall continue to serve as our independent registered public accounting firm until a successor is appointed.
EY was our independent registered public accounting firm for the fiscal year ended December 31, 2024. EY is expected to have a representative attend the Annual Meeting to be available to respond to appropriate questions and to make a statement if he or she desires.
Information regarding the fees paid to our independent registered public accounting firm in 2024 and 2023 and our pre-approval policies relating to such fees is discussed in the “Independent Registered Public Accounting Firm” section of this Proxy Statement/Circular.
Vote Required and Recommendation of our Board
The approval of this Proposal No. 3 requires a majority of the votes cast at the Annual Meeting. For purposes of determining the number of votes cast, only the Common Shares voting “FOR” or “AGAINST” will be counted.
Our Board recommends that our Shareholders vote FOR the approval of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
OTHER BUSINESS
If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of our Board, the designated proxyholders intend to vote the shares represented by the proxies appointing them on such matters in accordance with the recommendation of our Board, and the authority to do so is included in the proxy.
As of the date of this Proxy Statement/Circular, our Board knows of no other matters which are likely to come before the Annual Meeting.

EXECUTIVE OFFICERS AND DIRECTORS
Board Composition
Our Board currently consists of five (5) directors. The term of office of each of the current directors will end immediately before the election of directors at the Annual Meeting. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders and, if no director is then elected, until a qualified successor is duly elected or appointed.
Executive Officers and Director Nominees
Our executive officers and director nominees, their positions with the Company and their ages as of March 28, 2025, are as follows:

Name	Age	Position(s)
Lindsay Androski, JD, MBA, CFA*	48	President and Chief Executive Officer, and Chairperson of the Board
Tuan Nguyen	49	Chief Financial Officer
Robert Alan Beardsley*+†	64	Director
Joseph Bishop*+^†	50	Director
Matthew Gline*^†	40	Director
Anuj Hasija*+^	48	Director

*	Nominee for election to our Board
+	Member of the Audit Committee
^	Member of the Corporate Governance and Nominating Committee
†	Member of the Executive Compensation and Human Resources Committee
The following are brief biographies of nominees for the position of director:
Lindsay Androski, JD, MBA, CFA, President & Chief Executive Officer and Chairperson of the Board. Ms. Androski has served as our President, Chief Executive Officer and Chairperson of our Board since February 2025. Ms. Androski serves as President and CEO of Roivant Social Ventures, a position she has held since July 2020. Since May 2023, she has also been special counsel at Genevant with responsibilities including LNP litigation. Ms. Androski joined the founding team at Roivant Sciences Ltd. (“Roivant”), where she built and led the team responsible for the in-licensing or acquisition of more than 30 therapeutic programs, resulting in the launch and incubation of 16 subsidiary biotechs and several successful IPOs. She has held a number of different roles previously at Roivant, including Vice President, Head of Acquisitions, from February 2016 to April 2020, and Entrepreneur in Residence, from April 2020 to July 2020. Prior to joining Roivant, Ms. Androski spent more than a decade as a trial lawyer, including as an Assistant U.S. Attorney in the Eastern District of Virginia, where she led investigations and prosecutions of high-profile cybercrime and national security cases and received the highest awards given by several federal agencies. Earlier in her career, Ms. Androski was a strategy consultant advising Fortune 100 clients on merger integration and other business challenges. She is currently a member of the board of directors at Eloxx Pharma, a position she has held since July 2022, where she is a member of audit committee and the compensation committee. Ms. Androski holds two Bachelor of Science degrees from the Massachusetts Institute of Technology, JD and MBA degrees from The University of Chicago, is a registered Patent Lawyer and a CFA charterholder. She serves as a Trustee of MIT, as Chair of the Visiting Committee for the Department of Chemistry, and sits on the Visiting Committees for the Department of Biology, the Department of Humanities, and Sponsored Research.
Our Board believes Ms. Androski’s extensive experience in the pharmaceutical industry, including on LNP litigation, as well as her role as our President and Chief Executive Officer and her knowledge of our company qualifies her to serve on our Board. Ms. Androski was recommended to our Board by a shareholder.
Robert Beardsley, Director. Robert Beardsley has served as a director since February 2025. Mr. Beardsley has over 30 years of experience in drug development and company building. In his various executive and management roles, Dr. Beardsley has been responsible for driving funding, strategic partnerships and development of patient centric solutions. Dr. Beardsley has served as President and Chief Executive Officer of Cirius Therapeutics since September 2024. Previously, he served as Executive Chair and Chief Operating Officer of Galera Therapeutics from

2012 to June 2024, Chair and Chief Executive Officer of Galera Therapeutics from 2009 to 2012, Chief Executive Officer of Metabolic Solutions Development Corporation from 2009 to 2010, President and Chief Executive Officer of Kereos from 2003 to 2009, acting Chief Executive Officer of MetaPhore Pharmaceuticals during 2002, Principal at bioStrategies Group from 1997 to 2002, and Equity Research Associate at Vector Securities International from 1994 to 1995. He also currently serves on the board of directors of Metallomix and Euclises Pharmaceuticals, and previously served on the boards of KemPharm, Collagenex Pharmaceuticals, BioSeek, and MetaPhore Pharmaceuticals. Dr. Beardsley earned his Ph.D. in Biochemical Engineering and his B.S. in Chemical and Biochemical Engineering from the University of Iowa, and his M.B.A. from the University of Chicago.
Our Board believes Mr. Beardsley’s board, senior management and operational experience at a variety of public and private biotechnology companies allows him to provide our Board with critical perspectives and qualifies him to serve on our Board. Mr. Beardsley was recommended to our Board by a shareholder.
Joseph Bishop, Director. Joseph Bishop has served as a director since February 2025. Mr. Bishop has served as Roivant’s Senior Vice President, Finance since April 2024. Mr. Bishop was previously Roivant’s Vice President, Finance from July 2018 to March 2024. As part of his roles at Roivant, Mr. Bishop has served as Chief Financial Officer for a number of Roivant’s Vants, including Pulmovant and Telavant. In these roles, Mr. Bishop oversees financial governance and operations for the Vants. Prior to joining Roivant, Mr. Bishop was Head of Equities and Portfolio Manager at Pine River Capital Management from 2013 to 2017, Portfolio Manager at Citadel Investment Group from 2010 to 2012 and Senior Managing Director and Portfolio Manager at Intrepid Capital Management from 2001 to 2010. Mr. Bishop earned his B.S. in Mechanical Engineering from Massachusetts Institute of Technology.
Our Board believes Mr. Bishop’s experience at a number of companies allows him to provide our Board with critical perspectives on finance, accounting, and internal controls issues, which qualifies him to serve on our Board. Mr. Bishop was recommended to our Board by a shareholder.
Matthew Gline, Director. Matthew Gline has served as a director since February 2025. Mr. Gline is the Chief Executive Officer of Roivant, a position he has held since January 2021. He has also served as a Director of Roivant since September 2021. As CEO, Mr. Gline plays a key role in setting the strategy for Roivant, along with the rest of the Board of Directors, and executing on that strategy with Roivant’s management team, including making capital allocation decisions across the Roivant portfolio. Mr. Gline joined Roivant in March 2016 and previously served as Chief Financial Officer, from September 2017 through his appointment as CEO, and as Senior VP, Finance and Business Operations. Prior to joining Roivant, Mr. Gline was a Vice President at Goldman Sachs, Fixed Income Digital Structuring, from 2014 to 2016, and co-founded Fourthree, a risk analytics technology and consulting company, from 2012 to 2014. Mr. Gline also serves on the board of directors of Datavant, the world’s largest health data ecosystem. Mr. Gline earned his A.B. in Physics from Harvard College.
Our Board believes Mr. Gline’s extensive experience in healthcare investing and operations qualifies him to serve on our Board. Mr. Gline was recommended to our Board by a shareholder.
Anuj Hasija, Director. Anuj Hasija has served as a director since February 2025. Mr. Hasija is an accomplished healthcare executive with over 20 years of strategic and operational experience. Mr. Hasija has served as President and Founder of Double Filtered, a healthcare strategy consultancy, since 2024. In his role as President, Mr. Hasija designed growth strategies, prepared organizations for successful product launches, and advised executives and entrepreneurs on how to scale their businesses. Previously, Mr. Hasija served as Vice President, Sales and Marketing, Cardiovascular and Metabolic Diseases at Johnson & Johnson in 2023 and served in various roles at Novartis, including Vice President, Oncology Global Marketing, from 2009 to 2023. Prior to Novartis, Mr. Hasija worked as a strategy consultant at McKinsey from 2005 to 2009 and in vaccines manufacturing at Merck & Co. from 2000 to 2004. Mr. Hasija earned his B.S. in Chemical Engineering and M.S. in Chemical Engineering from the University of Michigan, and his M.B.A. from the University of Chicago Booth School of Business.
Our Board believes Mr. Hasija’s experiences in the healthcare industry qualifies him to serve on our Board. Mr. Hasija was recommended to our Board by a shareholder.
The following are brief biographies of our current executive officers:
Lindsay Androski, JD, MBA, CFA, President & Chief Executive Officer, and Chairperson of the Board. Please refer to the immediately preceding section for Ms. Androski’s biographical information.

Tuan Nguyen, Chief Financial Officer. Mr. Nguyen has almost two decades of experience in biopharma working on small molecules and AAV gene therapies. Most recently, from March 2022 to March 2025, he served as Chief Financial Officer of Kinevant Sciences, a clinical-stage biopharmaceutical company dedicated to treating rare inflammatory and autoimmune diseases. Prior to this, from May 2020 to March 2022, he was Vice President of Finance at Adverum Biotechnologies, a clinical-stage company that aims to establish gene therapy as a new standard of care for highly prevalent ocular diseases. Prior to that he held various senior finance leadership roles at Intarcia Therapeutics, FibroGen, and UCB. He has helped raise over $2 billion in dilutive and non dilutive capital. Mr. Nguyen earned his MBA with dual concentration in Finance and Entrepreneurship, Innovation, & Change from Emory University.
Arrangements Between Officers, Directors and Director Nominees
There are no arrangements or understandings between any of our executive officers, directors or director nominees pursuant to which any such person was appointed, elected or nominated, as applicable.
No Family Relationships
There are no family relationships between any of our executive officers, directors, or director nominees.

CORPORATE GOVERNANCE
Overview
We believe in building a strong governance foundation. As a Canadian company publicly listed on a U.S. stock exchange, we are subject to the rules and regulations of the SEC, the listing standards of Nasdaq, and the rules and policies of the Canadian provincial securities regulators. The following disclosure of our approach to corporate governance outlines the various procedures, policies, and practices that we and our Board have implemented to address all of the foregoing requirements and, where appropriate, reflect current best practices.
Board Independence and Oversight
Our Board assumes responsibility for our stewardship. The mandate of our Board is to supervise the management of our business and affairs. Our Board delegates day-to-day managerial responsibilities to management, and any responsibility not delegated to senior management or to a committee of the Board remains with the full Board. Our Board has adopted formal Corporate Governance Guidelines, the text of which is attached to this Proxy Statement/Circular as Exhibit A.
Our Board is currently composed of five (5) directors, and Shareholders are being asked at the Annual Meeting to re-elect each of these directors.
Independent directors (according to the applicable standards of the SEC, Nasdaq and the rules and regulations of the Canadian provincial securities regulatory authorities) are as follows: Mr. Beardsley, Mr. Bishop, Mr. Gline and Mr. Hasija. In connection with its assessment, our Board considered (i) each director’s beneficial ownership of our Common Shares reported in the “Share Ownership of Directors, Officers and Principal Shareholders” section of this Proxy Statement/Circular, (ii) the agreements and transactions reported in the “Related Party Transactions” section of this Proxy Statement, (iii) with respect to each of Mr. Bishop and Mr. Gline, his affiliation with certain beneficial owners of more than 5% of our Common Shares (please refer to the biographies of the current directors in the “Executive Officers and Directors” section of this Proxy Statement/Circular for details regarding the affiliation of Mr. Bishop and Mr. Gline with Roivant). Our Board has also determined that each member of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee meets the independence requirements applicable to those committees as prescribed by applicable rules and regulations of Nasdaq and the SEC.
Ms. Androski, our President and Chief Executive Officer, is not independent as a result of being one of our executive officers. Further information on our directors is set out in the biography of each director under the heading “Executive Officers and Directors.” Each biography also outlines the director’s relevant experience and expertise.
Board Leadership Structure
Our entire Board is responsible for our overall governance. Further, our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of the Chairperson of the Board and the President and Chief Executive Officer, as from time to time it may be in our best interests to either combine or separate the roles. In February 2025, in connection with Ms. Androski’s appointment as a director and as our President and Chief Executive Officer, our Board appointed Ms. Androski as Chairperson of the Board. All other Board members are independent. Further, our Board currently does not have a Lead Independent Director. Our Board has determined that selecting the President and Chief Executive Officer to also serve as Chairperson of the Board is the most effective leadership model for the Company at this time. Having one individual serve in both roles provides for clear leadership, accountability, and alignment on corporate strategy. Given the importance of maximizing opportunities for our in-house developed Lipid Nanoparticle (LNP) delivery technology, combined with our review of our pipeline and development plans for our chronic hepatitis B programs, our Board believes that Ms. Androski is best positioned with in-depth knowledge to provide our Board with the information and leadership needed for strategic planning for the Company.
Risk Assessment
One of the key functions of our Board is informed oversight of our enterprise risk management process. Our Board does not have a standing risk management committee, but directly oversees risk management, as well as through various standing committees that address risks inherent in their respective areas of oversight. Our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and practices have the potential to encourage excessive risk-taking, and whether our compensation policies and practices are reasonably likely to have a material adverse effect on us.
Chief Executive Officer Evaluation
In reviewing and recommending the compensation of our Chief Executive Officer, our Compensation Committee reviews and recommends to our Board the corporate goals and objectives of our business relevant thereto, and evaluates the Chief Executive Officer’s performance in light of those corporate goals and objectives and makes a recommendation to our Board regarding the Chief Executive Officer’s compensation based on, in part, such evaluation. Our Board then reviews and approves the corporate objectives that our Chief Executive Officer is responsible for meeting and such corporate objectives form a key reference point for the annual review and assessment of our Chief Executive Officer’s performance, which is performed by the independent directors on our Board.
Director Orientation and Continuing Education
New Board members receive a director’s orientation including reports on our strategic plans and our significant financial, accounting and risk management issues. In addition, the orientation for our directors involves meeting with our senior management and an interactive introductory discussion about us, providing the directors with an opportunity to ask questions.
Director Nominations
Our Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing, and recommending qualified candidates to serve on our Board.
All nominations proposed by the Corporate Governance and Nominating Committee must receive the approval of our Board. Prior to recommending candidates to serve on our Board, the Corporate Governance and Nominating Committee:
(a)
considers what competencies and skills our Board, as a whole, should possess. In doing so, the Corporate Governance and Nominating Committee recognizes that the particular competencies and skills required for one company may not be the same as those required for another;

(b)
assesses what competencies and skills each existing Board member possesses, considering that no one director is likely to have all the competencies and skills required by our Board, rather, each individual makes their own contribution. Attention shall also be paid to the personality and other qualities of each director, as they may ultimately determine the Board dynamic;

(c)	assesses what competencies and skills each nominee will bring to our Board and whether such nominee can devote sufficient time and resources to his or her duties as a Board member; and
(d)	considers each candidate’s independence, skills, experience and other characteristics in the context of the needs and composition of our Board.
The Corporate Governance and Nominating Committee will consider and evaluate Shareholder-recommended candidates using the same criteria as for other candidates. If the committee decides the candidate is suitable for Board membership, the committee will recommend the candidate to our Board, which approves the slate of director nominees for election by Shareholders. During fiscal 2024, we received no director nominee recommendations from our Shareholders.

Shareholders who wish to suggest a director candidate may submit a written recommendation to Attention: Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States (with a copy to Farris LLP, 25th Floor, 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B3, attention R. Hector MacKay-Dunn, K.C.), along with the following information:
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as to each person whom the Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person, and the principal occupation or employment of the person for the past five years; (C) the citizenship of such person; (D) the class or series and number of shares in our share capital which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (E) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada; and

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as to the nominating Shareholder giving the notice, full particulars regarding any proxy, contract, agreement, arrangement or understanding pursuant to which such nominating Shareholder has a right to vote or direct the voting of any of our shares and any other information relating to such nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCBCA and the applicable securities laws of Canada.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such proposed nominee. Shareholders wishing to propose a director candidate must also comply with the advance notice deadlines found in Section 13.9 of our Articles, and more fully described above under “How can I make a Shareholder proposal for the 2026 Annual General Meeting of Shareholders.”
In addition to suggesting a director candidate, a Shareholder may also nominate a director candidate for election. A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a general meeting made pursuant to the BCBCA, is required to comply with Section 13.9 of the Articles. Section 13.9 of the Articles provides, inter alia, that proper written notice of any such director nomination (the “Nomination Notice”) for an annual general meeting of Shareholders must be provided to our Secretary not less than 30 nor more than 65 days prior to the date of the annual general meeting of Shareholders; provided, however, that in the event that the annual general meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual general meeting was made, the Nomination Notice may be provided no later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 13.9 of the Articles and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 13.9 of the Articles, as amended, copies of which are attached as Exhibits 3.1 and 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2024, which can be found under our profile at www.sedarplus.ca or www.sec.gov.
In addition to satisfying the foregoing advance notice requirements under our Articles, to comply with the universal proxy rules under the Exchange Act, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 23, 2026, which is the first business day following the 60th day prior to the one-year anniversary date of the Annual Meeting.
Director Terms
Directors are elected annually. Unless the director’s office is earlier vacated in accordance with the provisions of the BCBCA and our Articles, each director elected will hold office until immediately before the election of new directors at the next annual general meeting of our Shareholders or, if no director is then elected, until a successor is elected or appointed.
Director Term Limits
Our Board has not adopted term limits for our directors. In terms of mechanisms for Board renewal, the Corporate Governance and Nominating Committee has the mandate and responsibility to annually review, discuss and assess the performance of our Board. This assessment includes an evaluation of our Board’s contribution as a whole and effectiveness in serving our best interests and the best interests of our Shareholders; specific areas in which our Board and/or management believe contributions could be improved; the appropriate size of our Board, with a view to facilitating effective decision making; and overall Board composition and makeup. The Corporate Governance and Nominating Committee also has the primary responsibility for evaluating, reviewing, and considering the recommendation for nomination of new candidates to our Board as well as incumbent directors for re-election to our Board.
Board Member Criteria
The Corporate Governance and Nominating Committee has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing, and recommending qualified candidates to serve on our Board.
As noted above under “Director Nominations,” prior to recommending candidates to serve on our Board, the Corporate Governance and Nominating Committee shall, among other things, consider each candidate’s independence, skills, experience, and other characteristics in the context of the needs and composition of our Board.
Committees of our Board
To assist in the discharge of its responsibilities, our Board currently has three standing committees: the Audit Committee, the Executive Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee.
In addition to our formal, standing committees, our Board may from time-to-time appoint additional committees to address specific issues.
Audit Committee
The members of our Audit Committee are Mr. Bishop (Chairperson), Mr. Beardsley and Mr. Hasija, each of whom is a non-employee member of our Board. Our Board has determined that each of the members of our Audit Committee is financially literate and has financial expertise (as is currently defined under the applicable SEC rules). In addition, our Board has determined that Mr. Bishop qualifies as an “audit committee financial expert” under the rules of the SEC. Our Board has determined that each member of our Audit Committee is an independent member of our Board under the current requirements of Nasdaq and the rules and regulations of the SEC and Canadian provincial securities regulatory authorities.
Our Audit Committee is responsible for acting on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to: (i) our corporate accounting, financial reporting practices and audits of financial statements; (ii) our systems of internal accounting and financial controls; (iii) the quality and integrity of our financial statements and reports; and (iv) the qualifications, independence and performance of any firm or firms of certified public accountants or independent chartered accountants engaged as our independent registered public accounting firm. Our independent registered public accounting firm reports directly to our Audit Committee.
Specific responsibilities of our Audit Committee include but are not limited to:
•
overseeing the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an independent registered public accounting firm’s report or performing other audit, review or attest services for us;

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evaluating the performance, and assessing the qualifications, of our independent registered public accounting firm for the purpose of preparing or issuing an independent registered public accounting firm report or performing other audit, review or attest services;

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subject to the appointment of our independent registered public accounting firm in accordance with applicable corporate formalities, determining and approving the engagement of, and compensation to be paid to, our independent registered public accounting firm;

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determining and approving the engagement, prior to the commencement of such engagement, of, and compensation for, our independent registered public accounting firm and to perform any proposed permissible non-audit services;

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reviewing our financial statements and management’s discussion and analysis of financial condition and results of operations and recommending to our Board whether or not such financial statements and management’s discussion and analysis of financial condition and results of operations should be approved by our Board and whether the financial statements should be included in our annual report;

•	conferring with our independent registered public accounting firm and with our management regarding the scope, adequacy and effectiveness of internal financial reporting controls in effect;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing, overseeing and approving, in advance, related-party transactions and reviewing other issues arising under our Code of Business Conduct and similar policies;
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reviewing and overseeing our privacy, information technology and security and cybersecurity risk exposures, including: (i) the potential impact of those exposures on the Company’s business, financial results, operations and reputation; (ii) the programs and steps implemented by management to monitor and mitigate any exposures; (iii) the Company’s information governance and information security policies and programs; (iv) disclosures regarding cybersecurity governance and incident reporting; and (v) major legislative and regulatory developments that could materially impact the Company’s privacy, data security and cybersecurity risk exposure; and

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reviewing and discussing with our management and independent registered public accounting firm, as appropriate, our guidelines and policies with respect to risk assessment and risk management, including our major financial risk exposures and investment and hedging policies and the steps taken by our management to monitor and control these exposures.

A copy of our Audit Committee’s charter is available on our website at www.arbutusbio.com.
Both our independent registered public accounting firm and management periodically meets privately with our Audit Committee.
Executive Compensation and Human Resources Committee
The members of the Compensation Committee are Mr. Beardsley (Chairperson), Mr. Bishop, and Mr. Gline. Our Board has determined that each of the members of the Compensation Committee has the appropriate experience for their Committee responsibilities based on their prior senior roles in our industry. Our Board has determined that each member of our Compensation Committee is independent.
Our Compensation Committee is responsible for acting on behalf of our Board in: (i) reviewing and recommending the compensation of our Chief Executive Officer to our Board for approval; (ii) reviewing and recommending to our Board or approving compensation for our other executive officers; (iii) administering our equity compensation plans, including approving all grants and awards under such plans; (iv) fulfilling our Board’s oversight responsibilities with respect to our overall compensation policies, plans and programs; and (v) performing other activities related to our compensation plans and structure, including preparing and reviewing any disclosure on executive compensation included in our annual proxy statement or information circular in accordance with applicable rules and regulations promulgated by the SEC and the Canadian provincial securities regulatory authorities.
Specific responsibilities of our Compensation Committee include but are not limited to:
•	reviewing and recommending to our Board for its approval, the salary, bonus, equity compensation and any other compensation and terms of employment of our Chief Executive Officer;
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approving, as applicable, or reviewing and recommending to our Board for its approval, the salary levels, bonus plans and structures and payments thereunder and other forms of compensation policies, plans and programs for our executive officers (not including our Chief Executive Officer);

•
reviewing and approving the terms of any employment agreements, severance arrangements, change of control protections and any other compensatory arrangements for our executive officers (not including our Chief Executive Officer);

•	from time to time reviewing and recommending to our Board our overall compensation plans and structure, including without limitation incentive compensation and equity-based plans;
•	recommending to our Board for its approval the compensation for non-executive Board members, including any retainers, committee and committee chair fees and/or equity compensation;
•
administering our equity compensation plans, pension plans, and similar programs, including the adoption, amendment and termination of such plans and any sub-plans thereof, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards, or exercising such other power and authority as may be permitted or required under such plans;

•	reviewing with management all executive compensation disclosure before we publicly disclose this information; and
•	reviewing, discussing and assessing annually the committee’s own performance and the adequacy of the committee’s charter.
Only independent, non-employee members of our Board participate in the review and approval of the executive compensation actions described above. A copy of our Compensation Committee’s charter is available on our website at www.arbutusbio.com.
The agenda for each meeting of the Compensation Committee is developed by the chair of the Compensation Committee in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding the compensation for such officer or employee. Our Chief Executive Officer provides recommendations to our Compensation Committee with respect to executive and employee compensation, other than his own compensation. The Compensation Committee takes into consideration our Chief Executive Officer’s input in granting annual bonuses or equity awards and setting compensation levels.
The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities, and personnel, as well as authority to obtain, at our expense, advice, and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
The Compensation Committee engaged Radford, a unit of Aon plc’s (“Aon”) Human Capital Solutions, a compensation consulting firm serving technology and life sciences companies, as its external compensation consultant during the fiscal year ended December 31, 2024 to provide comparative data on executive and non-employee director compensation practices in our industry and to advise the Compensation Committee on our executive, non-executive and non-employee director compensation and equity plan programs generally. The Compensation Committee retains the sole authority to direct, terminate or engage Radford’s services. Radford did not provide services to us other than consulting services related to these compensation matters, and we paid Radford an aggregate of $163,640 in 2024 for such compensation advisory services. A separate business owned by Aon performs insurance brokerage services for us, and in 2024 we paid Aon an aggregate of $126,888 for such insurance coverage and related services.
The Compensation Committee may delegate any or all of its administrative duties or responsibilities to any of our officers, to the extent consistent with our Articles and applicable laws and rules of markets in which our securities then trade. The Compensation Committee may also form and delegate authority to sub-committees.
Corporate Governance and Nominating Committee
The members of our Corporate Governance and Nominating Committee are Mr. Gline (Chairperson), Mr. Bishop and Mr. Hasija. Our Board has determined that each member of our Corporate Governance and Nominating Committee is an independent member of our Board under the current requirements of Nasdaq and as defined in the rules and regulations of the Canadian provincial securities regulatory authorities.

Our Corporate Governance and Nominating Committee is responsible for: (i) overseeing all aspects of our corporate governance functions on behalf of our Board; (ii) making recommendations to our Board regarding corporate governance issues; (iii) identifying, reviewing and evaluating candidates to serve as our directors and reviewing and evaluating incumbent directors; (iv) conducting an annual evaluation of our Board; (v) serving as a focal point for communication between director candidates, directors and our management; (vi) recommending director candidates to our Board; (vii) overseeing an evaluation of management succession planning; and (viii) making other recommendations to our Board regarding affairs relating to our directors.
Specific responsibilities of our Corporate Governance and Nominating Committee include but not limited to:
•	establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on our Board;
•	evaluating, reviewing and considering the recommendation for nomination of incumbent directors for re-election to our Board;
•	annually reviewing, discussing and assessing the performance of our Board, including Board committees, seeking input from senior management, the full Board and others;
•	recommending annually to our Board for its approval the Chair and membership of each committee;
•
ensuring that all new directors receive a comprehensive orientation and that all new directors fully understand the nature and operation of our business, the role of our Board and its committees, and the contribution that each new director is expected to make, including the commitment of time and resources;

•	overseeing periodic evaluations of management succession plans; and
•	developing and reviewing a set of corporate governance principles for us.
A copy of our Corporate Governance and Nominating Committee’s charter is available on our website at www.arbutusbio.com.
Our Board is responsible for approving nominees for election as directors. However, as is described above, our Corporate Governance and Nominating Committee is responsible for reviewing, soliciting and recommending nominees to our Board.
Board and Committee Meetings
During the fiscal year ended December 31, 2024, our Board held a total of 9 meetings (in person or by teleconference). Our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee met a total of 4, 4, and 3 times, respectively. Each director attended at least 75% of the total number of meetings of our Board and committee meetings of which such director was a member during 2024.
Board Member Attendance at Annual Shareholder Meetings
Although we do not have a formal policy regarding director attendance at annual general meetings of Shareholders, directors are invited to attend these annual general meetings. Of the directors serving at the time of our 2024 Annual General and Special Meeting of Shareholders, only Michael McElhaugh attended such Meeting; none of our current directors were serving on our Board at such time.
Corporate Governance Guidelines
In June 2021, our Board adopted corporate governance guidelines (the “Guidelines”) as a general framework to assist the Board in carrying out its oversight responsibilities and to serve our best interests, managed by or under the direction of our Board. The Guidelines are available on our website at www.arbutusbio.com. The Guidelines provide that the responsibilities of the Board include, among other things, strategic planning and budgeting, review of corporate performance, the appointing of a Chair of the Board and our executive officers, corporate disclosure, systems integrity, and reviewing material transactions. The Corporate Governance and Nominating Committee has primary responsibility for implementing the Guidelines and shall review the Guidelines no less than annually. The Guidelines may only be amended by our Board.

The Guidelines cover matters such as:
•
the composition and selection of our Board (including size and classes of our Board, as well as independence of our directors, leadership structure, board membership criteria and selection, other directorships and term limits);

•	specifics regarding meetings of our Board, including attendance at, frequency of, and preparation for such meetings;
•
specifics regarding committees of our Board, including the number and type of committees, independence of committee members, committee meetings and reports, and assignment and rotation of committee members;

•	leadership development, including CEO review and succession planning; and
•
other matters, including the fiduciary duties of our Board, risk oversight, director evaluations and compensation, director orientation and continuing professional development and interactions with third parties and independent advisers.

Code of Business Conduct
We have adopted a code of business conduct for directors, officers, employees, contractors, and consultants (the “Code of Conduct”), which is available on our website at www.arbutusbio.com and also at www.sedarplus.ca. Our Board and management review and discuss from time to time the effectiveness of our Code of Conduct and any areas or systems that may be further improved. If we effect an amendment to, or waiver from, a provision of our Code of Conduct, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above. The inclusion of our website address in this Proxy Statement/Circular does not include or incorporate by reference the information on our website into this Proxy Statement/Circular.
We comply with the relevant provisions under the BCBCA that deal with conflicts of interest in the approval of agreements or transactions, and our Code of Conduct sets out additional guidelines in relation to conflict of interest situations. We, through directors’ and officers’ questionnaires and other systems, also gather and monitor relevant information in relation to potential conflicts of interest that one of our directors or executive officers may have. Where appropriate, our directors absent themselves from portions of Board and committee meetings to allow independent discussion.
We were founded on, and the business continues to be successful largely as a result of, a commitment to ethical conduct. Employees are regularly reminded about their obligations in this regard, and senior management demonstrates a culture of integrity and monitors employee compliance with our Code of Conduct.
Hedging and Pledging Prohibitions
Under our Insider Trading Policy, our directors, officers and employees (and such individuals’ immediate family members, other members of their household and entities they control) may not engage in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and may not hold our securities in a margin account or pledge our securities as collateral for a loan.
Our Insider Trading Policy also prohibits these covered individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, transactions in puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited.
Insider Trading Policy
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have an insider trading policy and related procedures governing the purchase, sale and other dispositions of our securities by our directors, officers, employees and consultants. In addition, with regard to our trading in our own securities, it is our policy to comply with the federal securities laws and Nasdaq’s listing requirements. We believe our Insider Trading Policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

Shareholder Communications with Directors
We communicate with our stakeholders through several channels including our website at www.arbutusbio.com. Shareholders can provide feedback to us in several ways, including email at ir@arbutusbio.com and through our website. Any communication sent by a Shareholder must state the number of Common Shares owned by such Shareholder making the communication. We will review each communication and will forward such communication to our Board, or to any individual director to whom the communication is addressed, unless the communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. All communications that relate to questionable accounting or auditing matters involving us should be addressed directly to our General Counsel who will in turn report it to the chair of our Audit Committee as set forth in our Whistleblower Policy, which can be obtained on our website at www.arbutusbio.com.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS
Our authorized share capital consists of an unlimited number of Common Shares and Preferred Shares, including 1,164,000 series A participating convertible Preferred Shares without par value. As of March 24, 2025, there were 191,480,188 Common Shares outstanding and no Preferred Shares outstanding.
The following table shows information regarding the beneficial ownership of our Common Shares as of March 24, 2025 by:
•	each of our Named Executive Officers (as defined below);
•	each of our directors;
•	all of our current directors and current executive officers as a group; and
•	each person, or group of affiliated persons, known by us to own beneficially more than 5% of our Common Shares.
Beneficial ownership is determined in accordance with the rules of the SEC as indicated in the footnotes to the table below. All of the Named Executive Officers have departed the Company, and are being included in the table in accordance with SEC rules.

Name of Beneficial Owner	Amount and Nature of beneficial Ownership(1)	Percent of Class(2)
Named Executive Officers and Directors(3)
Michael J. Sofia, Ph.D.(4)	2,183,564	1.1%
Michael J. McElhaugh(5)	2,649,793	1.4%
David C. Hastings(6)	1,324,629	*
Karen Sims, M.D., Ph.D.(7)	487,913	*
Lindsay Androski, JD, MBA, CFA	—	*
Robert Alan Beardsley	—	*
Joseph Bishop	—	*
Matthew Gline (8)	38,847,462	20.3%
Anuj Hasija	—	*
All Current Directors and Current Officers (6 persons)	38,847,462	20.3%
Greater than 5% Shareholders (Not Listed Above)
Roivant Sciences Ltd.(8)	38,847,462	20.3%
Morgan Stanley(9)	21,524,661	11.2%
Whitefort Capital Management, LP(10)	13,307,967	7.0%
Blackrock, Inc.(11)	10,390,300	5.4%

*	Represents less than 1% of the outstanding Common Shares.
(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. A person or group is deemed to be the beneficial owner of any Common Shares over which such person or group has sole or shared voting or investment power, plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of March 24, 2025, whether through the exercise of options or otherwise. Unless otherwise indicated in the footnotes, each person or entity identified in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

(2)
The beneficial ownership percentage is calculated for each person or group separately because Common Shares subject to options or other rights to acquire our Common Shares that are currently exercisable or exercisable within 60 days of March 24, 2025 are considered outstanding only for the purpose of calculating the percentage ownership of the person or group holding such options or other rights but not for the purpose of calculating the percentage ownership of any other person or group. As a result, the beneficial ownership percentage for each person or group is calculated by dividing (x) the number of shares reported in the table as beneficially owned by such person or group, by (y) 191,480,188 Common Shares (which represents the number of Common Shares that were outstanding as of March 24, 2025) plus the number of shares that such person or group has the right to acquire beneficial ownership of within 60 days of March 24, 2025 as indicated in the footnotes below.

(3)	The address for each of our executive officers and directors is c/o Arbutus Biopharma Corporation, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States.
(4)	Consists of 1,487,983 Common Shares and 695,581 stock options exercisable within 60 days of March 24, 2025. Dr. Sofia retired effective December 31, 2024.
(5)	Consists of 1,370,570 Common Shares and 1,279,223 stock options exercisable within 60 days of March 24, 2025. Mr. McElhaugh’s employment was terminated effective February 24, 2025.

(6)	Consists of 58,391 Common Shares and 1,266,238 stock options exercisable within 60 days of March 24, 2025. Mr. Hastings’ employment was terminated effective as of the end of the day on March 27, 2025.
(7)	Consists of 29,228 Common Shares and 458,685 stock options exercisable within 60 days of March 24, 2025. Dr. Sims’ employment was terminated effective March 25, 2025.
(8)
As reported on Schedule 13D/A filed with the SEC on February 25, 2025, Roivant Sciences Ltd. (“RSL”) directly owns and has voting and dispositive power over 38,847,462 Common Shares. RSL is governed by a board of directors consisting of Matthew Gline, Keith Manchester, Melissa Epperly, Daniel Gold, Meghan FitzGerald, James C. Momtazee, Ilan Oren, Mayukh Sukhatme. These individuals disclaim beneficial ownership with respect to such shares except to the extent of their pecuniary interest therein. Mr. Gline, a member of our Board, is also the principal executive officer of RSL, and may be deemed to have beneficial ownership of the Common Shares held by RSL; Mr. Gline disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest therein.The principal business address of RSL is 7th Floor, 50 Broadway, London SW1H 0DB, United Kingdom.

(9)
As reported on Schedule 13G/A filed with the SEC on February 3, 2025 by Morgan Stanley and Morgan Stanley Investment Management Inc. The principal business address for each of the reporting persons is 1585 Broadway, New York, NY 10036.

(10)
As reported on Schedule 13G/A filed with the SEC on February 21, 2025 by Whitefort Capital Management, LP (“Whitefort Management”), David Salanic, and Joseph Kaplan. Whitefort Management acts as the investment manager of certain client accounts. Each of Mr. Salanic and Mr. Kaplan is a Co-Managing Partner of Whitefort Management. By virtue of these relationships, each of Whitefort Management, Mr. Salanic and Mr. Kaplan may be deemed to have voting and dispositive power with respect to Common Shares held in client accounts managed by Whitefort Management. The principal address for each of the reporting persons is 12 East 49th Street, 40th Floor, New York, NY 10017.

(11)	As reported on Schedule 13G/A filed with the SEC on February 12, 2024. The address for the entities affiliated with BlackRock, Inc. is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

EXECUTIVE COMPENSATION
Our named executive officers (the “Named Executive Officers”) for the year ended December 31, 2024 were:
•	Michael J. McElhaugh, our former Interim President and Chief Executive Officer;
•	David C. Hastings, our former Chief Financial Officer;
•	Karen Sims, M.D., Ph.D., our former Chief Medical Officer; and
•	Michael J. Sofia, Ph.D., our former Chief Scientific Officer who retired as of December 31, 2024.
Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by or paid to our Named Executive Officers for the years ended December 31, 2024 and 2023. Dr. Sims was not a Named Executive Officer for the year ended December 31, 2023; accordingly, her compensation for such year is not included in the following table. All amounts are expressed in US dollars. All of the Named Executive Officers included in the table below have departed the Company, and are being included in accordance with SEC rules.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael McElhaugh(5) Former Interim President and Chief Executive Officer	2024	642,500	—	297,120	921,463	231,750	17,250	2,110,083
	2023	483,000	—	242,730	733,355	144,900	16,500	1,620,485
David C. Hastings(6) Former Chief Financial Officer	2024	502,000	—	270,000	837,524	200,800	15,522	1,825,846
	2023	477,000	—	229,100	692,382	143,100	15,224	1,556,806
Karen Sims, M.D., Ph.D.(7) Former Chief Medical Officer	2024	490,000	—	242,400	751,725	196,000	17,250	1,697,375
	2023	—	—	—	—	—	—	—
Michael J. Sofia, Ph.D.(8) Former Chief Scientific Officer	2024	512,000	—	262,800	814,818	204,800	25,636	1,820,054
	2023	492,000	—	238,380	720,208	147,600	16,500	1,614,688

(1)
The amounts in this column represent the aggregate grant date fair value of the restricted stock unit grants, calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification (“ASC”) Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his or her restricted stock unit awards. The assumptions made in valuing the restricted stock unit awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based compensation) included in our Annual Report.

(2)
The amounts in this column represent the aggregate grant date fair value of the option grants, calculated in accordance with ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the executive in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based compensation) included in our Annual Report.

(3)
The amounts in this column represent performance bonuses earned by the Named Executive Officers in the year shown based upon the achievement of pre-established performance objectives. See “Non-Equity Incentive Plan Compensation” below.

(4)	The amounts in this column for 2024 and 2023 include 401(k) matching contributions for each Named Executive Officer in the year shown in accordance with company policy.
(5)
Effective January 1, 2024, Mr. McElhaugh was appointed as our Interim President and Chief Executive Officer. Mr. McElhaugh was appointed as our Chief Operating Officer on November 1, 2022 and served in such capacity during the full year ending December 31, 2023. Mr. McElhaugh’s employment as our Interim Chief Executive Officer was terminated effective February 24, 2025.

(6)	Mr. Hastings’ employment as our Chief Financial Officer was terminated effective as of the end of the day on March 27, 2025.
(7)	Dr. Sims’ employment as our Chief Medical Officer was terminated effective as of March 25, 2025.
(8)	Dr. Sofia retired as our Chief Scientific Officer effective December 31, 2024.
Narrative Disclosure to Summary Compensation Table
Currently, our executive compensation program principally consists of the following components: base salary, annual incentive cash bonus, long-term incentives in the form of stock options and restricted stock units, and health and retirement benefits generally available to all our employees. Additional details on the compensation package for Named Executive Officers are provided in the following sections.

2024 Base Salary
The Named Executive Officers are paid a base salary tied to their responsibilities in their role, their experience and past performance, and industry benchmarks. The annual base salaries for the Named Executive Officers for 2024 were $515,000 for Mr. McElhaugh, $502,000 for Mr. Hastings, $490,000 for Dr. Sims, and $512,000 for Dr. Sofia.
Non-Equity Incentive Plan Compensation
At the beginning of each fiscal year, our Board establishes our corporate objectives after a recommendation by our Compensation Committee, which assigns each objective a quantitative weighting. After the end of each fiscal year and in consultation with management, our Compensation Committee recommends, and our Board determines, whether annual incentive cash bonuses are warranted given our fiscal year performance and overall financial condition. If bonuses are to be paid based upon our level of achievement of major corporate objectives, our policy is to pay them promptly after such determination.
Each Named Executive Officer has a target annual incentive cash bonus. For 2024, the target annual incentive cash bonus was 45% of annual base salary for our former Interim Chief Executive Officer and 40% of annual base salary for our other Named Executive Officers. For 2024, potential annual incentive cash bonuses for the Named Executive Officers could range from 0% to 125% of such Named Executive Officer’s target annual incentive cash bonus, depending on 2024 performance. The bonus payments for 2024 were based on performance against the corporate and personal objectives, consisting primarily of continued advancement of our HBV and coronavirus pipeline programs and other business objectives. Key objectives achieved during 2024 that were important in our Compensation Committee’s determination of bonus awards included reporting clinical data from our Phase 2a clinical trials with imdusiran and our Phase 1 clinical trial with AB-101, as well as, completing assessments of our strategic focus and the cHBV market opportunity. As a result of such 2024 performance, Messrs. McElhaugh, Hastings and Sofia and Dr. Sims each received an annual incentive cash bonus equal to 100% of such Named Executive Officer’s target bonus amount.
Long-Term Incentives — Stock Options and Restricted Stock Units
Stock options and restricted stock units are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interest of Named Executive Officers with Shareholders. Stock options and restricted stock units are granted under the 2016 Omnibus Share and Incentive Plan.
Stock options are generally awarded to Named Executive Officers at commencement of employment. Stock options and restricted stock units are generally awarded to Named Executive Officers annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The size of the grants for both the stock options and restricted stock units are adjusted based on each Named Executive Officer’s performance against pre-determined corporate and personal performance goals used for annual incentive cash bonuses. From time to time, stock options and restricted stock units may be granted to retain executives or for other special purposes. The exercise price for the stock options is the closing price of the Common Shares on the date of grant of the options.
For stock options granted to our Named Executive Officers during 2024, those awards vest (or remain eligible to vest) based on continued employment or service over a four-year period, with 1/48th of the shares subject to the option vesting in substantially equal monthly installments measured from one month following the grant date. For grants of restricted stock units to our Named Executive Officers during 2024, those awards vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
Retirement Benefits for Named Executive Officers
We do not have any pension or deferred compensation plans for our Named Executive Officers. We do, however, have a 401(k) plan for US employees whereby we match employee contributions up to 5% of base salary and bonus for 2024. For Canadian employees, we have a Registered Retirement Savings Plan (“RRSP”) whereby we match employee contributions up to 5% of base salary for 2024. The matching percentages are the same for all U.S. and Canadian employees and are not based on performance.
Health Care Plans
All salaried employees are eligible to receive health care coverage, paid vacation, term life insurance and disability insurance on the same terms.

Named Executive Officer Compensation for Fiscal Year 2024
All of the Named Executive Officers discussed below have departed the Company, and are being included in accordance with SEC rules.
Michael J. McElhaugh, Former Interim President and Chief Executive Officer
Mr. McElhaugh was promoted to Interim President and Chief Executive Officer effective January 1, 2024, at which time his annual base salary was increased to $515,000, and his annual incentive cash target was increased to 45% of his annual base salary. During the time Mr. McElhaugh served as our Interim President and Chief Executive Officer, he received an additional yearly stipend of $127,500, which was pro-rated monthly. In February 2025, Mr. McElhaugh received an annual incentive cash award of $231,750, which was equal to 45% of his annual salary for 2024, based on fiscal 2024 performance.
In February 2024, Mr. McElhaugh received a stock option award exercisable for 495,100 shares with an aggregate grant date fair value of $921,463. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.40 and expires ten years from the grant date. In addition at such time, Mr. McElhaugh received a grant for 123,800 restricted stock units with an aggregate grant date fair value of $297,120, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2024, Mr. McElhaugh also received $17,250 of 401(k) matching contributions.
In January 2025, Mr. McElhaugh’s annual base salary was increased to $530,450.
Mr. McElhaugh’s employment as our Interim Chief Executive Officer was terminated effective February 24, 2025.
David C. Hastings, Former Chief Financial Officer
For fiscal 2024, Mr. Hasting’s annual base salary was $502,000 and his annual incentive cash target was 40% of his annual salary. In February 2025, Mr. Hastings received an annual incentive cash award of $200,800, which was equal to 40% of his annual salary for 2024, based on fiscal 2024 performance.
In February 2024, Mr. Hastings received a stock option award exercisable for 450,000 shares with an aggregate grant date fair value of $837,524. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.40 and expires ten years from the grant date. In addition, Mr. Hastings received a grant for 112,500 restricted stock units with an aggregate grant date fair value of $270,000, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2024, Mr. Hastings also received $17,250 of 401(k) matching contributions.
In January 2025, Mr. Hasting’s annual base salary was increased to $522,080.
Mr. Hastings’s employment as our Chief Financial Officer was terminated effective as of the end of the day on March 27, 2025.
Dr. Karen Sims, Former Chief Medical Officer
For fiscal 2024, Dr. Sim’s annual base salary was $490,000 and her annual incentive cash target was 40% of her annual salary. In February 2025, Dr. Sims received an annual incentive cash award of $196,000, which was equal to 40% of her annual salary for 2024, based on fiscal 2024 performance.
In February 2024, Dr. Sims received a stock option award exercisable for 403,900 shares with an aggregate grant date fair value of $751,725. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.40 and expires ten years from the grant date. In addition, Dr. Sims received a grant for 101,000 restricted stock units with an aggregate grant date fair value of $242,400, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2024, Dr. Sim’s also received $17,250 of 401(k) matching contributions.

In January 2025, Dr. Sim’s annual base salary was increased to 504,700.
Dr. Sims’s employment as our Chief Medical Officer was terminated effective as of March 25, 2025.
Dr. Michael J. Sofia, Former Chief Scientific Officer
For fiscal 2024, Dr. Sofia’s annual base salary was $512,000 and his annual incentive cash target was 40% of his annual salary. In connection with his retirement effective December 31, 2024, Dr. Sofia received an annual incentive cash award of $204,800, which was equal to 40% of his annual salary for 2024, based on fiscal 2024 performance, and in accordance with the terms of his amended employment agreement.
In February 2024, Dr. Sofia received a stock option award exercisable for 437,800 shares with an aggregate grant date fair value of $814,818. The option vests based on continued employment or service and becomes exercisable 1/48th each month over the four-year vesting period, has an exercise price of $2.40 and expires ten years from the grant date. In addition, Dr. Sofia received a grant for 109,500 restricted stock units with an aggregate grant date fair value of $262,800, which vest (or remain eligible to vest) based on continued employment or service over a three-year period in three equal annual installments beginning one year from the grant date.
In 2024, Dr. Sofia also received $17,250 of 401(k) matching contributions.
Dr. Sofia retired effective December 31, 2024.
Employment Agreements
All of the Named Executive Officers discussed below have departed the Company, and the disclosure below is included in accordance with SEC rules.
Michael J. McElhaugh
On July 10, 2015, we entered into an employment agreement with Mr. McElhaugh (as amended, the “McElhaugh Employment Agreement”), which provided that Mr. McElhaugh would be employed by Arbutus Biopharma, Inc. (the “Subsidiary”), which is a subsidiary of Arbutus, and that his employment would continue until either the Subsidiary or Mr. McElhaugh terminated his employment in accordance with the terms of the McElhaugh Employment Agreement. The McElhaugh Employment Agreement provided that Mr. McElhaugh received an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Mr. McElhaugh’s base salary. In addition, the McElhaugh Employment Agreement provided that Mr. McElhaugh be entitled to participate in or receive benefits under the Subsidiary’s employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.
On January 1, 2024, we entered into an amendment with Mr. McElhaugh to the McElhaugh Employment Agreement in connection with his appointment as our Interim President and Chief Executive Officer, effective as of January 1, 2024 (the “McElhaugh Employment Agreement Amendment”). Mr. McElhaugh’s annual base salary was increased to $515,000, and his target annual incentive cash bonus was increased to 45% of his annual base salary. The McElhaugh Employment Agreement Amendment also provided that, during the time Mr. McElhaugh served as our Interim President and Chief Executive Officer, he received an additional yearly stipend of $127,500, which was pro-rated monthly.
Mr. McElhaugh’s employment was terminated effective February 24, 2025. In connection with Mr. McElhaugh’s termination, Mr. McElhaugh and the Subsidiary entered into a Separation Agreement and General Release, dated March 25, 2025 (the “McElhaugh Separation Agreement”), which sets forth the terms of Mr. McElhaugh’s separation from the Company, which are materially consistent with the terms of the McElhaugh Employment Agreement as described below under as described below under “Additional Narrative Disclosure - Termination and Change of Control Benefits.” In addition to what Mr. McElhaugh is entitled to pursuant to the terms of the McElhaugh Employment Agreement, pursuant to the terms of, and subject to compliance with, the McElhaugh Separation Agreement, the post-termination exercise period of any vested options to purchase Common Shares held by Mr. McElhaugh as of the date of his termination as an employee will be extended for up to a year (February 23, 2026) from the date of such termination.
David C. Hastings
On June 11, 2018, the Subsidiary entered into an Executive Employment Agreement with Mr. Hastings (the “Hastings Employment Agreement”), which provides that Mr. Hastings will be employed, and that his employment will continue until either party terminates his employment in accordance with the terms of the Hastings Employment

Agreement. The Hastings Employment Agreement provides that Dr. Hastings will receive an annual base salary, subject to annual increases as determined by the Chief Financial Officer, and an annual target bonus equal to 40% of Mr. Hasting’s base salary. In addition, the Hastings Employment Agreement provides that Dr. Hastings will be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.
Mr. Hastings’s employment was terminated without cause, effective as of the end of the day on March 27, 2025. In connection with Mr. Hastings’s termination, Mr. Hastings and the Subsidiary entered into a Separation Agreement and General Release, dated April 2, 2025 (the “Hastings Separation Agreement”), which sets forth the terms of Mr. Hasting’s separation from the Company, which are materially consistent with the terms of the Hastings Employment Agreement as described below under “Additional Narrative Disclosure - Termination and Change of Control Benefits.” In addition to what Mr. Hastings is entitled to pursuant to the terms of the Hastings Employment Agreement, pursuant to the terms of, and subject to compliance with, the Hastings Separation Agreement, the post-termination exercise period of any vested options to purchase Common Shares held by Mr. Hastings as of the date of his termination as an employee will be extended for up to a year (March 26, 2026) from the date of such termination.
Dr. Karen Sims
On July 10, 2023, the Subsidiary entered into an Executive Employment Agreement with Dr. Sims (the “Sims Employment Agreement”), which provides that Dr. Sims will be employed, and that her employment will continue until either party terminates her employment in accordance with the terms of the Sims Employment Agreement. The Sims Employment Agreement provides that Dr. Sims will receive an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Dr. Sims’ base salary. In addition, the Sims Employment Agreement provides that Dr. Sims will be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans.
Dr. Sims’s employment was terminated without cause, effective as of March 25, 2025. In connection with Dr. Sims’s termination, Dr. Sims and the Subsidiary entered into a Separation Agreement and General Release, dated April 1, 2025 (the “Sims Separation Agreement”), which sets forth the terms of Dr. Sims’s separation from the Company, which are materially consistent with the terms of the Sims Employment Agreement as described below under “Additional Narrative Disclosure - Termination and Change of Control Benefits.”
In addition, on March 28, 2025, Dr. Sims and the Subsidiary entered into a Consulting Agreement (the “Sims Consulting Agreement”) with Dr. Sims pursuant to which Dr. Sims will perform services related to ongoing research and development efforts by the Company for a period of thirty (30) calendar days in accordance with the terms therein. In exchange for her services, Dr. Sims will receive an hourly cash fee. Additionally, pursuant to the terms of, and subject to compliance with, the Sims Consulting Agreement, the post-termination exercise period of any vested options to purchase Common Shares held by Dr. Sims as of the date of her termination as an employee will be extended for up to a year (March 24, 2026) from the date of such termination.
Dr. Michael J. Sofia
On July 11, 2015, the Subsidiary entered into an Executive Employment Agreement with Dr. Sofia (the “Sofia Employment Agreement”), which provides that Dr. Sofia will be employed, and that his employment will continue until either party terminates his employment in accordance with the terms of the Sofia Employment Agreement. The Sofia Employment Agreement provides that Dr. Sofia will receive an annual base salary, subject to annual increases as determined by the Chief Executive Officer, and an annual target bonus equal to 40% of Dr. Sofia’s base salary. In addition, the Sofia Employment Agreement provides that Dr. Sofia will be entitled to participate in or receive benefits under Arbutus’ employee benefit plans as they may be adopted and amended from time to time, subject to the terms and conditions of those employee benefit plans. Dr. Sofia retired effective December 31, 2024.

Outstanding Equity Awards at Fiscal Year-End 2024
The following table provides information regarding all stock options and stock awards outstanding as of December 31, 2024, for each Named Executive Officer:

	Stock Awards		Option Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Number of securities underlying unexercised options (#) exercisable(3)	Number of securities underlying unexercised options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date(4)
Michael McElhaugh	55,800	$182,466
	123,800	$404,826
			25,000	—	$3.15	3/24/2027
			41,268	—	$5.20	4/16/2028
			104,500	—	$4.57	3/1/2029
			200,000	—	$3.35	2/17/2030
			238,625	10,375	$4.33	2/13/2031
			237,599	88,251	$2.81	1/20/2032
			153,404	181,296	$2.90	2/1/2033
			103,146	391,954	$2.40	2/1/2034
David C. Hastings	52,667	$172,221
	112,500	$367,875
			200,000	—	$6.75	6/19/2028
			137,500	—	$4.57	3/1/2029
			100,000	—	$3.35	2/17/2030
			239,583	10,417	$4.33	2/13/2031
			207,813	77,187	$2.81	1/20/2032
			144,833	171,167	$2.90	2/1/2033
			93,750	356,250	$2.40	2/1/2034
Karen Sims, M.D., Ph.D.	19,267	$63,003
	101,000	$330,270
			15,000	—	$3.55	6/21/2027
			25,500	—	$5.20	4/16/2028
			28,000	—	$4.57	3/1/2029
			39,900	—	$3.35	2/17/2030
			38,238	1,662	$4.33	2/13/2031
			60,127	23,333	$2.81	1/20/2032
			26,492	31,308	$2.90	2/1/2033
			54,414	99,226	$2.26	7/10/2033
			84,146	319,754	$2.40	2/1/2034
Michael J. Sofia, Ph.D.	—	—
			100,000	—	$3.94	3/15/2026
			150,000	—	$3.15	3/24/2027
			160,000	—	$5.20	4/16/2028
			145,000	—	$4.57	3/1/2029
			250,000	—	$3.35	2/17/2030
			277,917	—	$4.33	2/13/2031
			207,813	—	$2.81	1/20/2032
			150,654	—	$2.90	2/1/2033
			91,208	—	$2.40	2/1/2034

(1)	The shares underlying these restricted stock units vest in three equal annual installments, subject to continued service to us through each vesting date.

(2)	Market Value was calculated based upon the $3.27 closing share price on December 31, 2024.
(3)
Options granted after February 5, 2014 through December 31, 2019 vested (or remain eligible to vest) in thirds on each of the first three anniversaries of their grant date. Options granted after January 1, 2020 vested (or remain eligible to vest) 1/48th each month over a four-year period after the grant date.

(4)	Options expire 10 years after the grant date.
Additional Narrative Disclosure

Termination and Change of Control Benefits
Michael J. McElhaugh
Pursuant to the McElhaugh Employment Agreement, if Mr. McElhaugh’s employment is terminated by us without “Cause” or by Mr. McElhaugh due to “Good Reason” (as each such term is defined in the McElhaugh Employment Agreement), he will receive a lump sum severance payment equal to eighteen months of his then current base salary. McElhaugh will also be entitled to reimbursement for any COBRA premiums paid by Mr. McElhaugh until the earlier of (a) twenty-four months following termination or (b) until Mr. McElhaugh becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Mr. McElhaugh will receive a bonus payment equal to the average of the bonus payments, if any, made to Mr. McElhaugh over the previous three years prior to termination, pro-rated for the portion of the year during which he was employed.
In the event Mr. McElhaugh is terminated by us without Cause or by Mr. McElhaugh due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the McElhaugh Employment Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Mr. McElhaugh’s target bonus pro-rated for the portion of the year during which he was employed. In addition, Mr. McElhaugh will be entitled to reimbursement for any COBRA premiums paid by Mr. McElhaugh until the earlier of (a) twenty-four months following termination or (b) until Mr. McElhaugh becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Mr. McElhaugh’s outstanding stock options and other stock-based awards granted on or after July 10, 2015 will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Mr. McElhaugh has executed and delivered to us a general release following his termination of employment. If Mr. McElhaugh’s employment with us terminates for any reason, he will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. McElhaugh’s employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.
Mr. McElhaugh was terminated without Cause, effective as of February 24, 2025. Pursuant to the McElhaugh Separation Agreement, he will receive the amounts indicated above. In addition to what Mr. McElhaugh is entitled to pursuant to the terms of the McElhaugh Employment Agreement, pursuant to the terms of, and subject to compliance with, the McElhaugh Separation Agreement, the post-termination exercise period of any vested options to purchase Common Shares held by Mr. McElhaugh as of the date of his termination as an employee will be extended for up to a year (February 23, 2026) from the date of such termination.
David C. Hastings
Pursuant to the Hastings Employment Agreement, if Mr. Hastings’s employment is terminated by us without “Cause” or by Mr. Hastings due to “Good Reason” (as each such term is defined in the Hastings Employment Agreement), he will receive a lump sum severance payment equal to one and one-half times his then current base salary. Mr. Hastings will also be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings until the earlier of (a) twenty-four months following termination or (b) until Mr. Hastings becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Mr. Hastings will receive a bonus payment equal to the average of the bonus payments, if any, made to Mr. Hastings over the previous three years prior to termination, pro-rated for the portion of the year during which he was employed.
In the event Mr. Hastings’s employment is terminated by us without Cause or by Mr. Hastings due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the Hastings Employment

Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Mr. Hastings’s target bonus pro-rated for the portion of the year during which he was employed. In addition, Mr. Hastings will be entitled to reimbursement for any COBRA premiums paid by Mr. Hastings until the earlier of (a) twenty-four months following termination or (b) until Mr. Hastings becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Mr. Hastings’s outstanding stock options will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Mr. Hastings has executed and delivered to us a general release following his termination of employment. If Mr. Hastings’ employment with us terminates for any reason, he will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Mr. Hastings’ employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.
Mr. Hastings was terminated without Cause, effective as of the end of the day on March 27, 2025. Pursuant to the Hastings Separation Agreement, he will receive the amounts indicated above. In addition to what Mr. Hastings is entitled to pursuant to the terms of the Hastings Employment Agreement, pursuant to the terms of, and subject to compliance with, the Hastings Separation Agreement, the post-termination exercise period of any vested options to purchase Common Shares held by Mr. Hastings as of the date of his termination as an employee will be extended for up to a year (March 26, 2026) from the date of such termination.
Dr. Karen Sims
Pursuant to the Sims Employment Agreement, if Dr. Sims’ employment is terminated by us without “Cause” or by Dr. Sims due to “Good Reason” (as each such term is defined in the Sims Employment Agreement), she will receive a lump sum severance payment equal to one and one-half times her then current base salary. Dr. Sims will also be entitled to reimbursement for any COBRA premiums paid by Dr. Sims until the earlier of (a) twenty-four months following termination or (b) until Dr. Sims becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Dr. Sims will receive a bonus payment equal to the average of the bonus payments, if any, made to Dr. Sims over the previous three years prior to termination, pro-rated for the portion of the year during which she was employed.
In the event Dr. Sims’ employment is terminated by us without Cause or by Dr. Sims due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the Sims Employment Agreement), she will receive (i) a lump sum severance payment equal to two times her annual base salary and (ii) a bonus payment equal to Dr. Sims’ target bonus pro-rated for the portion of the year during which she was employed. In addition, Dr. Sims will be entitled to reimbursement for any COBRA premiums paid by Dr. Sims until the earlier of (a) twenty-four months following termination or (b) until Dr. Sims becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Dr. Sims’ outstanding stock options and other stock-based awards granted on or after July 11, 2015 will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Dr. Sims has executed and delivered to us a general release following her termination of employment. If Dr. Sims’ employment with us terminates for any reason, she will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Sims’s employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of her employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of her employment and for a period of twelve months thereafter.
Dr. Sims was terminated without Cause, effective as of March 25, 2025. Pursuant to the Sims Separation Agreement, Dr. Sims will receive the amounts indicated above.

Dr. Michael J. Sofia
Pursuant to the Sofia Employment Agreement, if Dr. Sofia’s employment is terminated by us without “Cause” or by Dr. Sofia due to “Good Reason” (as each such term is defined in the Sofia Employment Agreement), he will receive a lump sum severance payment equal to one and one-half times his then current base salary. Dr. Sofia will also be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia until the earlier of (a) twenty-four months following termination or (b) until Dr. Sofia becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, Dr. Sofia will receive a bonus payment equal to the average of the bonus payments, if any, made to Dr. Sofia over the previous three years prior to termination, pro-rated for the portion of the year during which he was employed.
In the event Dr. Sofia’s employment is terminated by us without Cause or by Dr. Sofia due to Good Reason, in each case within twelve months following a “Change of Control” (as defined in the Sofia Employment Agreement), he will receive (i) a lump sum severance payment equal to two times his annual base salary and (ii) a bonus payment equal to Dr. Sofia’s target bonus pro-rated for the portion of the year during which he was employed. In addition, Dr. Sofia will be entitled to reimbursement for any COBRA premiums paid by Dr. Sofia until the earlier of (a) twenty-four months following termination or (b) until Dr. Sofia becomes eligible to receive health insurance benefits under any other employer’s group health plan. In addition, all of Dr. Sofia’s outstanding stock options and other stock-based awards granted on or after July 11, 2015 will immediately accelerate, vest, and become fully exercisable or nonforfeitable.
All severance payments will be made 60 days following such termination, provided Dr. Sofia has executed and delivered to us a general release following his termination of employment. If Dr. Sofia’s employment with us terminates for any reason, he will receive any base salary and bonus earned but unpaid through the termination date in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates. Dr. Sofia’s employment agreement contains typical restrictive covenant provisions, including non-competition restrictions, which apply during the term of his employment and for a period of eighteen months thereafter, and non-solicitation restrictions, which apply during the term of his employment and for a period of twelve months thereafter.
Dr. Sofia retired effective December 31, 2024. Upon his retirement, Dr. Sofia received any base salary and bonus earned but unpaid through the date of his retirement in accordance with our normal payroll practices and any benefits accrued and due under applicable benefit plans and programs of ours and our affiliates.
Incentive Compensation Recovery Policy
Consistent with rules adopted by the SEC and Nasdaq, on October 18, 2023, the Board adopted the Incentive Compensation Recovery Policy, which applies to current and former executive officers and certain vice presidents (collectively, the “Covered Executive”). In the event we are required to prepare an accounting restatement to correct an error that (1) is material to the previously issued financial statements or (2) would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will seek to recover erroneously awarded incentive compensation received by any current or former Covered Executive during the immediately preceding three fiscal years. Our Compensation Committee is responsible for administering and interpreting this policy, and the Compensation Committee’s determination under the policy are final and binding. This policy is binding and enforceable against all Covered Executives and their successors, beneficiaries, heirs, executors, administrators, or other legal representatives, and does not in any way limit or affect our rights to pursue disciplinary, legal, or other action against a Covered Executive or pursue any other remedies available to us. A copy of the policy can be found attached as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Pay Versus Performance Disclosure
The following table sets forth information regarding the compensation actually paid to our former Interim CEO and our other Named Executive Officers compared to certain performance measures for the years ended December 31, 2024, 2023 and 2022.
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our Named Executive Officers’ pay. As a clinical-stage biotech company, our executive compensation program does not utilize the company’s financial results as the primary indicator to determine executive compensation. We believe that the creation of sustainable long-term shareholder value depends on our ability to maximize opportunities for our cHBV development programs and our in-house developed LNP delivery technology. Consequently, our Compensation Committee has designed our executive compensation program to incentivize our executive officers to create that value through the clinical development of our drug candidates and through protecting and defending our intellectual property. In determining the amount of the annual incentive award for each of our executive officers, including each of our Named Executive Officers, the Compensation Committee evaluated the corporate performance objectives that had been established at the beginning of the calendar year as well as other corporate and individual achievements and performance throughout the year. These performance objectives included clinical milestones for our lead product candidates and other business objectives. Additionally, grants of equity awards, primarily stock options and restricted stock units, to our executive officers are intended to incentivize future value creation and to align the long-term interests of our executive officers with shareholders. For further discussion of how the Company views its executive compensation structure, including alignment with Company performance, see page 24. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our Named Executive Officers. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested equity awards over the course of the applicable reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our Named Executive Officers from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(1)(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment based on Total Shareholder Return	Net Income/(Loss)
2024	$2,110,083	$2,592,023	$1,781,092	$2,207,723	$84	($69,920,000)
2023	$3,385,984	$3,268,381	$1,692,632	$1,594,078	$64	($72,849,000)
2022	$2,645,657	$844,918	$1,281,722	$746,716	$66	($69,456,000)

(1)
For 2024, the principal executive officer (“PEO”) was Mr. McElhaugh, our former Interim Chief Executive Officer. For 2022 and 2023, the PEO was Mr. William Collier, our former Chief Executive Officer who retired on December 31, 2023. For 2024 the other Named Executive Officers (“NEOs”) were Mr. Hastings, Dr. Sims and Dr. Sofia. For 2023 the other NEOs were Mr. McElhaugh, Dr. Sofia and Dr. Howard. For 2022, the other NEOs were Dr. Sofia and Mr. McElhaugh.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 24. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
“Compensation Actually Paid” is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Stock Awards” and “Option Awards” column of the SCT for each year from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

The following tables reflect the adjustments made to SCT total compensation to compute “Compensation Actually Paid” for our PEO and average for our other NEOs.

PEO	SCT Total Comp	Minus SCT Stock Awards and Option Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Equals Compensation Actually Paid
2024	$2,110,083	($1,218,583)	$1,362,697	$22,240	$276,178	$39,407	$2,592,023
2023	$3,385,984	($2,525,326)	$1,921,931	$83,390	$343,105	$59,296	$3,268,381
2022	$2,645,657	($1,712,646)	$1,165,626	($945,449)	$381,639	($689,909)	$844,918

Other NEOs (Average)	SCT Total Comp	Minus SCT Stock Awards and Option Awards	Plus Value of New Unvested Awards	Plus Change in Value of Prior Years Unvested Awards	Plus Value of New Vested Awards	Plus Change in Value of Prior Years Vested Awards	Equals Compensation Actually Paid
2024	$1,781,092	($1,059,756)	$1,185,088	$26,653	$239,935	$34,711	$2,207,723
2023	$1,692,632	($915,819)	$678,960	$17,908	$117,349	$3,047	$1,594,078
2022	$1,281,722	($664,192)	$422,898	($275,062)	$138,705	($157,356)	$746,716

Compensation Actually Paid and Cumulative Total Shareholder Return
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total shareholder return for the fiscal years ended December 31, 2022, 2023 and 2024. Total Shareholder Return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2021.

Compensation Actually Paid versus Total Shareholder Return
Compensation Actually Paid
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Total Shareholder Return
$120
$100
$80
$60
$40
$20
$-
2022
2023
2024
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Value of $100 invested in Arbutus on 12/31/2021

Compensation Actually Paid and Net Loss
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2022, 2023 and 2024.

Compensation Actually Paid versus Net Loss
Compensation Actually Paid
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Net Loss
($50,000,000)
($55,000,000)
($60,000,000)
($65,000,000)
($70,000,000)
($75,000,000)
($80,000,000)
2022
2023
2024
PEO Compensation Actually Paid
Non-PEO Average Compensation Actually Paid
Net Loss

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our employees, including our executive officers, annually in the first quarter, and such awards are approved by our Compensation Committee during the first quarter. In certain circumstances, including the hiring of an employee, the Compensation Committee may approve grants to be effective at other times.
Our Board and Compensation Committee does not take material nonpublic information into account when determining the timing and terms of such option awards. Further, our Board and Compensation Committee has not timed, and does not plan to time, the disclosure of material nonpublic information for the purpose of affecting the value of equity compensation.
In the year ended December 31, 2024, no options were granted to our Named Executive Officers during any period beginning four business days before the (i) filing of a periodic report on Form 10-Q or Form 10-K or (ii) the filing or furnishing a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report with the SEC.

DIRECTOR COMPENSATION
To align the interests of non-executive directors with the long-term interests of Shareholders, our Board has approved the non-executive directors’ participation in our equity compensation plans, as well as an annual cash retainer. Members of our management team receive no additional consideration for acting as directors. Accordingly, Mr. McElhaugh did not receive any compensation for his service as a member of our Board during 2024. Mr. McElhaugh’s compensation for service as an employee for 2024 is presented above in the “Executive Compensation — Summary Compensation Table” section of this Proxy Statement/Circular. Further, each of Mr. Bishop and Mr. Gline have agreed to waive his respective right to all compensation as a director.
Cash Compensation
Consistent with Radford’s recommendation, our Board adopted the following non-employee director compensation policy:
•	an annual cash retainer of $40,000 per annum for each non-executive director ($75,000 for the Chairperson of our Board);
•	an additional $20,000 for the Chairperson of our Audit Committee;
•	an additional $15,000 for the Chairperson of our Compensation Committee;
•	an additional $10,000 for the Chairperson of our Corporate Governance and Nominating Committee;
•	an additional $10,000 for each member of our Audit Committee;
•	an additional $7,500 for each member of our Compensation Committee; and
•	an additional $5,000 for each member of our Corporate Governance and Nominating Committee.
Our directors are also entitled to reimbursement for reasonable travel and lodging expenses for attending Board and Committee meetings.
Option Awards
For 2024, new directors received an initial equity grant of options to purchase 134,000 Common Shares and an annual equity grant of options to purchase 67,000 Common Shares. Effective April 2025, new directors receive an initial equity grant of options to purchases 157,600 Common Shares and an annual equity grant of options to purchase 78,800 Common Shares. New appointment option grants vest one third at each of the 1st, 2nd, and 3rd anniversaries of the grant date. Annual option grants vest immediately. We expect to issue an annual grant of options to each of our non-executive Board members following the Annual Meeting.
Director Compensation Table
The following table summarizes the compensation of our former non-executive directors who served during all or any portion of fiscal 2024. All of the former directors listed below resigned effective February 24, 2025.

Directors	Fees Earned or Paid in Cash	Option Awards(1)(2)	All Other Compensation	Total
Frank Torti, M.D.	$82,500	$171,168	—	$253,668
Daniel Burgess	$55,000	$171,168	—	$226,168
Richard C. Henriques	$67,500	$171,168	—	$238,668
Keith Manchester	$50,000	$171,168	—	$221,168
James Meyers	$70,000	$171,168	—	$241,168
Melissa V. Rewolinski, Ph.D.	$47,500	$171,168	—	$218,668
	$372,500	$1,027,010	—	$1,399,668

(1)
The amounts in this column represent the full grant date fair value for awards granted during 2024, all of which were in the form of stock options. The grant date fair value of the options was computed in accordance with ASC Topic 718, Compensation — Stock Compensation.

These amounts do not necessarily correspond to the actual value that may be realized by the director in connection with his or her option awards. The assumptions made in valuing the option awards reported in this column are described in our audited consolidated financial statements (Note 13, Stock-based Compensation) included in our Annual Report.
(2)	The following table shows the aggregate number of shares underlying outstanding options held by our non-executive directors as of December 31, 2024:

Name	Outstanding Options
Frank Torti, M.D.	273,000
Daniel Burgess	323,000
Richard C. Henriques	303,000
Keith Manchester, M.D.	288,000
James Meyers	197,500
Melissa V. Rewolinski, Ph.D.	177,000

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
At our 2011 Annual General and Special Meeting of Shareholders, Shareholders approved the 2011 Omnibus Share Compensation Plan (the “2011 Plan”) and 273,889 Common Shares for issuance under the 2011 Plan. Since the 2011 Plan was approved, Shareholders had approved an additional 4,850,726 Common Shares for issuance under the 2011 Plan. The 2011 Plan expired pursuant to its 10-year term in June 2021. The 2011 Plan will continue to govern the options granted thereunder.
At the 2016 Annual General and Special Meeting, our Shareholders approved certain amendments to the 2011 Plan. There was an amendment to the 2011 Plan in order for certain awards to qualify as “performance-based compensation” under Section 162(m) of the Code by including an individual limit of Common Shares that may be issued to any one participant within any one year period equal to the lesser of: (i) 5% of the total number of our outstanding Common Shares on a non-diluted basis and; (ii) 2,500,000 Common Shares (subject to certain adjustment provisions under the 2011 Plan). However, the US Tax Cuts and Jobs Act, which was enacted on December 22, 2017, eliminated the exemption from the $1.0 million deduction limitation for performance-based compensation. There were also amendments to address certain administrative matters as follows:
(a)	To change all references from “Tekmira Pharmaceuticals Corporation” to “Arbutus Biopharma Corporation”;
(b)
To restrict, with limited exceptions, the Compensation Committee’s power, without prior Shareholder approval, to effect any re-pricing of any previously granted “underwater” options or tandem stock appreciation rights;

(c)	To clarify the treatment of certain awards subject to Section 409A of the Code; and
(d)	To make certain conforming amendments to the 2011 Plan to reflect the above.
The above is a summary only and is qualified in its entirety by the full text of the 2011 Plan, as amended.
At the 2016 Annual General and Special Meeting, our Shareholders approved the 2016 Plan, which has been subsequently amended and supplemented and currently provides for the issuance of 33,500,000 Common Shares.
Since January 1996 and through March 24, 2025, the equivalent of 7,647,139 Common Shares have been issued pursuant to the exercise of options and the vesting of restricted stock units granted under our equity compensation plans (which represents approximately 4% of our issued and outstanding Common Shares), and as of March 24, 2025, there were 19,456,684 of our Common Shares subject to options and restricted stock units outstanding under our equity compensation plans (which represents approximately 10% of our current issued and outstanding Common Shares). The number of our Common Shares remaining available for future grants as of March 24, 2025 was 12,689,410 (which represents approximately 7% of our issued and outstanding Common Shares).

Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2011 and 2016 plans	14,951,687	$3.41(1)	16,674,175(2)
Equity compensation plans not approved by security holders	500,000(3)	2.26	—
Total	15,451,687	$3.37	16,674,175

(1)
Options granted under the 2011 Plan up to March 3, 2015 have a Canadian dollar denominated exercise price. Options granted under the 2011 Plan after March 3, 2015 have a US dollar denominated exercise price. For options with exercise prices denominated in Canadian dollars, in order to calculate a weighted-average exercise price for the purpose of the table, exercise prices have been converted to US dollars using the December 31, 2024 Reuters closing exchange rate of 0.695.

(2)	The 2016 Plan and 2011 Plan had 16,674,175 shares and 0 shares, respectively, available for future issuance as of December 31, 2024.
(3)
Represents a grant of a stock option to Mr. Naftzger made outside the 2016 Plan or any other equity incentive plan as an inducement material to Mr. Naftzger’s entering into employment with us pursuant to Nasdaq Stock Market LLC Listing Rule 5635(c)(4).

RELATED PARTY TRANSACTIONS
Related Party Transactions Policy
Our Board has a written policy for reviewing and approving transactions between us and our related persons, including directors, director nominees, executive officers, 5% Shareholders and their immediate family members and affiliates. In determining whether to authorize, approve and/or ratify a related party transaction, our Audit Committee may use any process and review any information that it determines is reasonable in light of the circumstances in order to determine if such transaction is fair and reasonable and on terms no less favorable to us than could be obtained in a comparable arm’s length transaction with an unrelated third party.
All of the transactions described below under “Certain Relationships and Related Party Transactions” were entered into pursuant to this policy.
Certain Relationships, Transactions and Related Party Transactions
Other than the ongoing LNP delivery transaction described below, there have been no transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our capital shares, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that are described in the “Executive Compensation” and “Director Compensation” sections of this Proxy Statement/Circular.
LNP Delivery Transaction
On April 11, 2018, we and Roivant entered into various agreements to launch Genevant Sciences Ltd. (“Genevant”), a jointly owned company currently focused on nucleic acid- and gene editing-based therapeutics enabled by our LNP and ligand conjugate delivery technologies (the “LNP Delivery Transaction”).
In connection with the formation of Genevant, Arbutus, Roivant and Genevant entered into a Master Contribution and Share Subscription Agreement dated April 11, 2018, a Shareholders Agreement dated April 11, 2018, as subsequently amended and restated, a Cross License Agreement dated April 11, 2018, as amended on June 27, 2018 and December 9, 2021, and an agreement dated March 2, 2025 between Arbutus and Genevant related to such Cross License Agreement (collectively, the “Principal Transaction Agreements”).
Under the terms of the Principal Transaction Agreements, among other things:
1.
We agreed to license to Genevant certain rights to our proprietary lipid nanoparticle and ligand conjugate delivery technologies (“Delivery Technologies”) to enable Genevant to develop products and pursue industry partnerships with a view to building a diverse pipeline, apart from HBV applications to which we continue to hold exclusive rights. Under the Principal Transaction Agreements, we are entitled to receive tiered low single-digit royalties on future sales of Genevant products covered by the licensed patents. If Genevant sub-licenses the intellectual property licensed by us to Genevant, we are entitled to receive under the Principal Transaction Agreements, upon the commercialization of a product developed by such sub-licensee, the lesser of (i) twenty percent of the revenue received by Genevant for such sublicensing and (ii) tiered low single-digit royalties on product sales by the sublicensee.

2.
We are entitled to receive, in any action for infringement by any third parties of our intellectual property licensed to Genevant, after deduction of litigation costs, 20% of the net proceeds received by Genevant or, if less, tiered low single-digit royalties on net sales of the infringing product (inclusive of the proceeds from litigation or settlement, which would be treated as net sales). We are also entitled to receive, in the event a third party sublicensee of intellectual property licensed by Genevant from us commercializes a sublicensed product, a specified percentage (which is 20% in the case of a mere sublicense (i.e., naked sublicense) by Genevant without additional contribution, and 14% in the case of a bona fide collaboration with Genevant) of certain revenue that may be received by Genevant for such sublicense, including royalties, commercial milestones and other sales-related revenue or, if less, tiered low single-digit royalties on net sales of the sublicensed product. We are also entitled to any award of damages in (or any proceeds of settlement of) certain pending patent litigation against Moderna, Inc. and certain affiliates that is specifically allocated to infringing acts related to Moderna’s vaccine for respiratory syncytial virus known as mRESVIA and that, in the event there is no such specific allocation to mRESVIA, we and Genevant will discuss an appropriate allocation in good faith.
3.
Roivant owned 22,500,000 common shares of Genevant, and we contributed certain exclusive rights to our delivery platforms to Genevant in exchange for 22,500,000 common shares of Genevant. As a result, as of April 11, 2018, each of Roivant and we owned 50% of the outstanding common shares of Genevant. As of June 1, 2018, Roivant contributed an additional $15 million to Genevant, in exchange for 9,375,000 common shares, bringing Roivant’s ownership in Genevant to 56.9%.

4.
We granted to Genevant a worldwide, exclusive (unless unavailable, then non-exclusive) and sublicensable license to our intellectual property relating to the Delivery Technologies (subject to certain use and field limitations), and Genevant granted to us a worldwide exclusive and sublicensable license to any intellectual property that is owned or licensed by Genevant for use by us in the field of HBV.

5.
Roivant agreed to contribute $37.5 million in transaction-related seed capital for Genevant, consisting of an initial $22.5 million investment and a subsequent investment of $15 million at a pre-determined, stepped-up valuation.

On July 31, 2020, Roivant recapitalized Genevant through an equity investment and conversion of previously issued convertible debt securities held by Roivant. We participated in the recapitalization of Genevant with an equity investment of $2.5 million. In connection with the recapitalization, the three parties entered into an Amended and Restated Shareholders Agreement that provides Roivant with substantial control of Genevant. We have a non-voting observer seat on Genevant’s Board of Directors. As of March 24, 2025, we owned approximately 16% of the outstanding common shares of Genevant.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees Paid to Independent Registered Public Accounting Firm
The following table sets forth all fees paid or accrued by us for professional services rendered by EY during the years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$700,000	$684,900
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	$3,600	$3,600
Total	$703,600	$688,500

(1)	Annual audit, quarterly reviews, internal controls, consents, comfort letters, and review of prospectus.
(2)	Subscription fee for use of EY’s accounting research tool.
Audit Committee Pre-Approval Policies and Procedures
Our Audit Committee charter provides that our Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent registered public accounting firm before it is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate, and has in the past delegated, its authority to pre-approve services to one or more Committee members provided that the designees present the pre-approvals to the full Committee at the next Committee meeting. In 2024 and 2023, all audit and non-audit services performed by our independent registered public accounting firm were pre-approved by our Audit Committee to assure that such services do not impair the independent registered public accounting firm’s independence from us.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee assists our Board in overseeing and monitoring our accounting, financial reporting and internal audit processes and the external audit of our financial statements. The Audit Committee operates pursuant to a written charter that is available on the “Investors — Corporate Governance” section of our website at www.arbutusbio.com.
Our management is responsible for preparing our consolidated financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. EY, our independent registered public accounting firm for 2024, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee is responsible for assisting our Board in overseeing the conduct of these activities by management and the independent registered public accounting firm. In fulfilling its oversight responsibilities with respect to our audited consolidated financial statements for the year ended December 31, 2024, our Audit Committee took the following actions:
•	reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2024;
•	discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
•
discussed with EY their independence, and received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding EY’s communications with us concerning independence; and

•
discussed with EY, with and without management present, the scope and results of EY’s audit of the financial statements for the year ended December 31, 2024, including a discussion of the quality, not just acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

Based on these reviews and discussions, the Audit Committee recommended to our Board that such audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Respectfully submitted,

MEMBERS OF THE AUDIT COMMITTEE

Joseph Bishop (Chairperson)
Robert Alan Beardsley
Anuj Hasija

ADDITIONAL INFORMATION
Availability of Annual Report on Form 10-K
A copy of our 2024 Annual Report to Shareholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2024, has been made available or mailed concurrently with this Proxy Statement/Circular, without charge, to Shareholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible Shareholders, provided we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to Corporate Secretary, 701 Veterans Circle, Warminster Pennsylvania 18974, United States.
Interests of Informed Persons in Material Transactions
Roivant is an “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) as a result of beneficially owning more than 10% of the voting rights attached to our issued and outstanding Common Shares. Matthew Gline is an “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) as a result of his position as an executive officer of Roivant.
Roivant had a material interest in the LNP Delivery Transaction. The material terms of the LNP Delivery Transaction and Roivant’s interests therein are described under the heading “LNP Delivery Transaction.”
The address of Roivant is Suite 1, 3rd Floor, 11-12 St. James’s Square, London, SW1Y 4LB, United Kingdom. The foregoing disclosure in this paragraph is based upon information supplied by the named directors and executive officers.
To our knowledge, no “informed person” (as defined in National Instrument 51-102 — Continuous Disclosure Obligations) or any associate or affiliate of any such informed person had any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or would materially affect us or any of our subsidiaries since the beginning of the most recently completed financial year, other than as set out herein.
Management Contracts
There are no management functions of ours which are performed by an individual or company other than our directors or executive officers or one of our subsidiaries.
Additional Information
Additional information relating to us, including our most current Annual Report on Form 10-K for the fiscal year ended December 31, 2024, our consolidated financial statements for the fiscal year ended December 31, 2024, together with the report of the independent registered public accounting firm thereon and management’s discussion and analysis of our financial condition and results of operations for fiscal 2024 which provide financial information concerning us can be found on the Canadian Securities Administrators’ SEDAR+ at www.sedarplus.ca or on the website of the SEC at www.sec.gov. Copies of those documents, as well as any additional copies of this Proxy Statement/Circular, are available at no cost upon written request to the Corporate Secretary, 701 Veterans Circle, Warminster, Pennsylvania 18974, United States. Additionally, the reports and other information filed by us with the SEC can be found on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
SEC rules allow us to deliver a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, a printed version of our proxy materials to any household at which two or more Shareholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that Shareholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements/circulars, proxy statements combined with a prospectus and information statements.
If your household would like to receive single rather than duplicate mailings in the future, or you received duplicate mailings and would like to receive a singular mailing for your household, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
NOTICE TO SHAREHOLDERS IN THE UNITED STATES
The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada and securities laws of the provinces of Canada.
The enforcement by Shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that we are incorporated under the BCBCA. Shareholders may not be able to sue a foreign company in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company to subject itself to a judgment by a United States court.
SOLICITATION OF PROXIES
We pay for preparing, printing and mailing this Proxy Statement/Circular. Our directors, executive officers and employees may, without additional compensation, solicit proxies in person or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our beneficial owners.
APPROVAL OF MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
The contents and mailing to Shareholders of this Proxy Statement/Circular have been approved by our Board.

Lindsay Androski, JD, MBA, CFA, Chairperson of the Board of Directors
April 4, 2025

EXHIBIT A
CORPORATE GOVERNANCE GUIDELINES
The Board of Directors (the “Board”) of Arbutus Biopharma Corporation (the “Company”) has adopted these Corporate Governance Guidelines (these “Guidelines”) as a general framework to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company, managed by or under the direction of the Board. The Guidelines should be applied in a manner consistent with applicable legal, regulatory and ethical requirements for effective corporate governance and in accordance with the rules of The Nasdaq Stock Market LLC (“Nasdaq”), the Business Corporations Act (British Columbia), the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), the rules and regulations of the Canadian provincial and federal securities regulatory authorities, the Company’s Articles (the “Articles”), and the charters of the Committees of the Board (each, a “Committee,” and collectively, the “Committees”), each as may be amended or restated from time to time.
1.	ROLE OF THE BOARD OF DIRECTORS
In addition to other Board or Committee responsibilities outlined in this document, the responsibilities of the Board include:
Strategic Planning and Budgets
•
Meet at least annually to review the Company’s strategic business plan proposed by management. Said plan should describe, among other things, the opportunities and risks of the Company’s business and should include a statement of the Company’s vision, mission, and values. The Board should then adopt said business plan, with such changes as the Board deems appropriate.

•	Review the Company’s corporate objectives, financial plans and budgets, proposed by management, and adopt same with such changes as the Board deems appropriate.
•	In connection with such reviews, the Board shall seek to provide a balance of long-term versus short-term orientation towards the Company’s vision, mission and values.
Review of Corporate Performance
•	Review the Company’s performance against strategic plans corporate objectives, financial plans and budgets.
Chair of the Board
•	Appoint a Chair of the Board and review the position description on an annual basis.
Executive Officers
•	Approve the hiring of executive officers.
•	Evaluate the integrity of the Chief Executive Officer (the “CEO”) and other executive officers, and direct each of these individuals to promote a culture of integrity throughout the Company.
•	Establish and review annually the position description for the CEO, and the job descriptions for the other executive officers as deemed necessary.
•	Evaluate executive officers’ performance and replace executive officers where necessary.
•	Consider succession planning and the appointment, training and monitoring of executive officers, including any recommendations from the Corporate Governance and Nominating Committee.
•	Confirm with management that all executive officers have current employment, non-competition, and confidentiality agreements.
•	Review major Company organizational and staffing issues.
Corporate Disclosure
•	Annually review the Company’s Corporate Disclosure Policy and evaluate Company compliance with same.

Systems Integrity
•	Confirm with the Audit Committee that it has reviewed and discussed the adequacy of the Company’s internal financial reporting controls and management information systems.
•
Review, adopt and confirm distribution to appropriate personnel of the Company’s Code of Business Conduct and review and evaluate, as deemed necessary, whether the Company and its executive officers conduct themselves in an ethical manner and in compliance with the applicable rules, audit and accounting principles and the Company’s own governing policies.

•	Provide for free and full access by the Board to management regarding all matters of compliance and performance.
Material Transactions
•	Review and approve any material transactions outside of the corporate budget.
The Company’s senior executives, under the direction of the CEO, are responsible for the operations of the Company; the Board has delegated to the officers of the Company the authority and responsibility for managing the Company’s day-to-day affairs. The Board has an oversight role and is not expected to perform or duplicate the tasks of the CEO or senior management. The Board may delegate its responsibilities to the Committees of the Board.
These policies are not intended as binding legal obligations or inflexible requirements and are not intended to interpret applicable laws and regulations or to modify the Company’s Articles. These Guidelines are subject to modification from time-to-time by the Board.
2.	FIDUCIARY DUTIES AND ETHICAL OBLIGATIONS OF THE DIRECTORS
Fiduciary duties of the Board
The members of the Board are elected by the shareholders of the Company to oversee, and provide strategic guidance to, senior management of the Company. As a director, each Board member stands in a fiduciary relationship to the Company. As such, each director is required to perform his or her duties honestly, in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.
Legal and Ethical Conduct
The Board is committed to legal and ethical conduct in fulfilling its responsibilities.
3.	BOARD COMPOSITION AND SELECTION
Size and Classes of Board
The number of directors shall be established by the Board in accordance with the Articles. The Articles provide for the annual election of all directors. The Board, on the recommendation of its Corporate Governance and Nominating Committee, shall evaluate and determine the appropriate size, classification and composition of the Board.
Independence of Directors
It is the Company’s policy that the Board be composed of not less than a majority of independent directors. The Company defines an “independent director” as a director who satisfies the independence criteria established by applicable laws, regulations and Nasdaq listing requirements. The Board expects each director to disclose any relationship that might call his or her independence into question. The Board shall review and determine annually the independence of all non-management directors, including an evaluation of all relationships between the Company and each director for the purposes of determining whether a material relationship exists that could interfere with such director’s ability to satisfy his or her responsibilities as an independent director. In addition, Committee members will be evaluated for compliance with any additional Nasdaq, SEC or Canadian securities law independence requirements applicable to members of each Committee and the Board may adopt more stringent requirements to determine the independence of directors serving on various Committees of the Board. Director independence shall be publicly disclosed in the Company’s annual proxy statement, information circular or other regulatory filing conclusion.

Reliance on Management and Advisors
The members of the Board are entitled to rely in good faith upon the information, opinions, reports or statements presented by the Company’s senior executives and any outside advisors, auditors and legal counsel selected with reasonable care, except to the extent that any such person’s integrity, honesty or competence is in doubt.
Leadership Structure
The Board should remain free to configure leadership of the Board and the Company in the way that best serves the Company’s interests at the time and, accordingly, the Board has no fixed policy with respect to combining or separating the offices of the Chair of the Board (the “Chair”) and CEO. In the event that the Chair is not independent, the Board may, but is not required to, appoint a Lead Independent Director, who shall be selected by a majority of the independent directors and who shall preside over executive sessions of the Board.
Board Membership Criteria and Selection
Recommendations for Director Nominees
The Board is responsible for nominating individuals for election to the Board, including those individuals who have been nominated by the Company’s shareholders. The Board is also responsible for filling vacancies on the Board that may occur between annual general meetings of shareholders. The Board has delegated to its Corporate Governance and Nominating Committee the responsibility to make director recommendations to the full Board.
Criteria for Director Nominees
The Board strives in its membership profile to have a diversity of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing the Company and to fulfill the Board’s and Committees’ responsibilities. The Board and Corporate Governance and Nominating Committee will periodically review the experience and qualifications appropriate for Board members and director candidates in light of the Board’s composition at the time, and the skills and expertise needed for the effective operation of the Board and the Committees. It is the policy of the Board that the Board reflects the following characteristics:
•
Each director must demonstrate exceptional leadership traits and a high level of achievement in his or her personal and professional lives that reflects high standards of personal and professional conduct.

•	Each director must at all times exhibit high standards of integrity, commitment and independence of thought and judgment.
•
The Board as a whole will contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests, which may include experience at senior levels of public companies, leadership positions in the life sciences, healthcare or public health fields, science or technology backgrounds and financial expertise.

•	Each director should exhibit confidence and a willingness to express ideas and engage in constructive and respectful discussion with other Board members, Company management and all relevant persons.
•	Each director should be willing and able to devote sufficient time, energy and attention to the affairs of the Company.
•
Each director should actively participate in the decision-making process, be willing to make difficult decisions in the best interest of the Company and demonstrate diligence and faithfulness in attending Board and Committee meetings.

•	Each director must put Board and Company performance ahead of individual achievement.
•	Each director should be free of any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board.
The Board is also committed to consideration of diversity and inclusion and accordingly the assessment of the Board’s composition and director candidates should consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in the context of an analysis of the perceived needs of the Board at that point in time.

Other Directorships
The Company recommends that all directors limit the number of other public company boards on which he or she serves so that he or she is able to devote adequate time to his or her duties to the Company, including preparing for and attending meetings. No director shall serve on more than five public company boards of directors (including the Company’s Board) and the CEO, if a member of the Board, shall serve on no more than a total of two (including the Company’s Board), without the Board’s consent.
Directors shall advise the chairperson of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on any other company board, including public or private company directorships, and memberships on the governing boards of non-profit entities, advisory boards or similar bodies and governmental commissions. Whether such additional directorship would impair the director’s ability to devote adequate time to the Company will be evaluated on a case by case basis.
Directors who serve on the Audit Committee may not serve on the audit committees of more than three public companies, including the Company’s, unless the Board has determined that such service would not impair the ability of the director to effectively serve on the Audit Committee.
Service on boards and other organizations shall also comply with the Company’s Code of Business Conduct.
Term Limits
The Board does not limit the number of terms for which an individual may serve as a director. The Corporate Governance and Nominating Committee periodically reviews incumbent directors and the strengths and weaknesses of the Board as a whole. This review includes consideration of a director’s length of service on the Board, his or her interest in continuing as a member of the Board and the specific experience, qualifications, attributes and skills the director brings to the Board in light of the Company’s business and its needs at the time. In addition, the Corporate Governance and Nominating Committee shall review each director’s continuation on the Board prior to expiration of the director’s term.
Change in Principal Position or Responsibility
Any director who experiences a material change in his or her principal employment or professional position, or is placed in a position that may adversely affect his or her duties to the shareholders of the Company, or who experiences a change to his or her qualification as an independent director of the Company, if applicable, shall notify the chairperson of the Corporate Governance and Nominating Committee of such change. The Corporate Governance and Nominating Committee will then evaluate whether the individual continues to satisfy the Board’s membership criteria in light of his or her new status and shall recommend to the Board the action to be taken, if any, with respect to such individual. If the Board determines that such director should resign from the Board based upon such change in circumstances, such director shall promptly tender is his or her resignation from the Board.
4.	BOARD MEETINGS
Frequency of Board Meetings
There shall be at least four regularly scheduled meetings of the Board held each year. Additional meetings, called in accordance with the Articles, shall be held as needed. The Chair, or the Lead Independent Director, if applicable, in consultation with the appropriate members of senior management and other Board members, will determine the agenda and length of the meetings.
Meeting Attendance
Directors are expected to attend, either in person or by telephone or other remote communication, all or substantially all Board meetings and meetings of the Committees on which they serve. All directors are encouraged, but not required, to attend the annual general meeting of shareholders.
Preparation for Meetings
Materials with respect to matters on which action is expected to be taken shall be circulated to the Board in advance of the meeting whenever possible. Financial reports, certain Committee minutes and other background materials shall also be circulated in advance of the meeting. Directors are expected to spend the time needed to review any materials prior to a meeting in order to uphold their fiduciary obligations to the Company and the shareholders when discharging their responsibilities. On those occasions where the subject matter is too sensitive to provide in writing, the materials will be discussed at the meeting without advance distribution. Where there is no prior distribution of materials on a sensitive subject, the Chair or Lead Independent Director may elect to contact each Director by telephone in advance of the meeting to discuss the subject and the principal issues the Board will need to consider.
Management Involvement in Board Meetings
At the invitation of the Board, members of senior management or employees recommended by the CEO shall attend Board meetings or portions thereof for the purpose of participating in discussions where such members of senior management or other employees can provide insight into the items being discussed. The Board encourages the directors and members of the Committees to bring Company management and outside advisors or consultants from time to time into Board and/or Committee meetings to (1) provide insight into items being discussed by the Board which involve the manager, advisor or consultant, (2) make presentations to the Board on matters which involve the manager, advisor or consultant and (3) bring managers with high potential into contact with the Board. Attendance of non-directors at Board meetings is at the discretion of the Board.
Executive Sessions of Independent Directors
The independent directors shall meet in regular executive sessions to, among other matters, review the performance of the CEO. The Chair (if independent), or the Lead Independent Director, if applicable, or in the absence of a Lead Independent Director, the chairperson of the Corporate Governance and Nominating Committee, shall lead regularly scheduled meetings of independent directors following Board meetings to discuss matters as such independent directors consider appropriate. Executive sessions of the independent directors shall occur no less than twice per year.
5.	BOARD COMMITTEES
Number and Type of Committees; Independence of Members
The Board currently has an Audit Committee, an Executive Compensation and Human Resources Committee, and a Corporate Governance and Nominating Committee. Each such Committee has a written charter that has been approved by the Board. Each Committee will comply with the independence and other requirements established by applicable law and regulations, including SEC, Nasdaq and Canadian rules, within any required timeframes. The Board may from time to time, establish, maintain and disband additional Committees depending on internal needs and in compliance with the Articles and applicable laws, regulations and Nasdaq listing requirements.
Committee member vacancies and charter review
The Board shall appoint a Board member to fill any vacancy on a Committee, ensuring compliance with all applicable laws and regulations regarding said appointments. In addition, the Board shall review and approve, if deemed appropriate, Committee recommendations for changes to Committee charters on an annual basis.
Assignment and Rotation of Committee Members
The Corporate Governance and Nominating Committee shall be responsible for making recommendations for the assignment of Board members to various Committees. The Corporate Governance and Nominating Committee shall from time to time review the Committee assignments and shall consider the rotation of chairpersons and members with a view toward balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints of the various directors. Concurrent membership on more than one Committee is also desirable where practicable.
Committee Meetings
The chairperson of each Committee, in consultation with the Committee members, will determine the frequency and length of the Committee meetings consistent with any requirements set forth in the Committee’s charter. The chairperson, in consultation with management and Committee members, shall develop the Committee meeting agendas. Special meetings may be called from time to time as determined by the needs of the business and the responsibilities of the Committees.

Committee Reports
The chairperson of each Committee shall be responsible for reporting to the Board at the Board’s next regularly scheduled meeting following a meeting of such chairperson’s Committee.
6.	LEADERSHIP DEVELOPMENT
Annual Review of the CEO
The Executive Compensation and Human Resources Committee, with input from the CEO, shall annually establish the performance criteria (including both long-term and short-term goals) to be approved by the Board and considered in connection with the CEO’s annual performance evaluation. At the end of each year, the CEO shall make a presentation or furnish a written report to the Board indicating his or her progress against such established performance criteria. Thereafter, with the CEO absent, the Executive Compensation and Human Resources Committee shall meet to review the CEO’s performance and determine the CEO’s compensation for such year, which will be recommended to the Board for approval. The results of the review and evaluation shall be communicated to the CEO by the chairperson of the Executive Compensation and Human Resources Committee.
Succession Planning
The Corporate Governance and Nominating Committee annually reviews and considers the Company’s succession plan for the position of CEO and makes recommendations to the Board. To assist the Corporate Governance and Nominating Committee, the CEO shall annually provide the Corporate Governance and Nominating Committee with an assessment of senior managers and their potential to succeed him or her. He or she also shall provide the Corporate Governance and Nominating Committee with an assessment of persons considered potential successors to certain senior management positions, including a review of any development plans recommended for such individuals.
7.	OTHER MATTERS
Risk Oversight, Assessment and Management
The Board and the appropriate Committees shall consider and periodically discuss with management the Company’s policies and procedures with respect to risk oversight, assessment and management.
Director Evaluations
The Board shall annually review and assess the Corporate Governance and Nominating Committee’s annual assessment of the performance of the Board, including its Committee’s, and the Board’s and each Committee’s compliance with these Guidelines. All directors are encouraged to make suggestions at any time for the improvement of the Board’s practices.
Director Compensation
The Board believes that the level of director compensation should generally be competitive with the level of compensation paid to directors of the Company’s peer companies and that a significant component of such compensation should be tied to the performance of the Company. Accordingly, a significant portion of director compensation should be in the form of stock options and equity. The Executive Compensation and Human Resources Committee shall periodically review the compensation of non-management directors. The Executive Compensation and Human Resources Committee is encouraged to seek advice from an independent compensation consultant. After such review, the Executive Compensation and Human Resources Committee will make recommendations to the full Board, and the full Board will determine the non-management director compensation. The Company’s employee directors shall not receive additional compensation for service as directors.
Director Orientation and Continuing Professional Development
Meetings of the Board shall be designed to provide orientation for new directors to assist them in understanding the Company’s business as well as an introduction to the Company’s senior management. Further, the Company encourages directors to participate in continuing education programs focused on the business, the Company’s industry and legal and ethical responsibilities of board members. Directors will receive reimbursement for the reasonable expenses of such participation upon advanced approval from the Company.

Independent Advisers
The Board and its Committees shall have the authority to retain, at any time, independent or outside financial, legal or other advisers as the Board or its Committees may deem appropriate and as authorized by applicable laws, regulations and Nasdaq listing requirements. The Company will pay the reasonable fees and expenses of any such advisers.
Interactions with Third Parties
The Board recognizes that management speaks on behalf of the Company. Each director should refer all inquiries from investors, the press or customers to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company.
Implementation and Amendment of Guidelines
The Corporate Governance and Nominating Committee shall have primary responsibility for the implementation of these Guidelines. The Corporate Governance and Nominating Committee shall review these Guidelines no less than annually and make recommendations to the Board as to any updates as necessary. These Guidelines may only be amended by the Board.

Arbutus BIOPHARMA

ARBUTUS BIOPHARMA CORPORATION
701 VETERANS CIRCLE
WARMINSTER, PA 18974

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 20, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ABUS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V68035-P24628 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARBUTUS BIOPHARMA CORPORATION

The Board of Directors recommends you vote FOR ALL of the nominees for the following proposal:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Lindsay Androski, JD, MBA, CFA
02) Robert Alan Beardsley
03) Joseph Bishop
04) Matthew Gline
05) Anuj Hasija

The Board of Directors recommends you vote FOR the following proposals:

	Yes	No
To receive annual financial statements in the mail.	☐	☐
To receive interim financial statements in the mail.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V68036-P24628

ARBUTUS BIOPHARMA CORPORATION
Annual General Meeting of Shareholders
May 21, 2025 10:00 AM, EDT
This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of ARBUTUS BIOPHARMA CORPORATION hereby appoint(s) Lindsay Androski, or failing her, Tuan Nguyen, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of ARBUTUS BIOPHARMA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 AM, EDT on May 21, 2025, virtually at www.virtualshareholdermeeting.com/ABUS2025, and any adjournment or postponement thereof. The undersigned shareholder(s) hereby authorize(s) the proxies to vote in their discretion on any additional matters properly presented for a vote at the Annual General Meeting or any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side